Dear Customer,

In this space last year, I wrote to you about the significant changes taking place within our investment organization. Our goal was and is to enhance our portfolio management capabilities in order to better assist you in achieving your long term savings and investment objectives. As I reflect back on the initiatives that were undertaken in 1995, I am happy to report that the positive changes that were implemented have brought about a renewed confidence in the abilities of the investment team and portfolio management strategies that are now in place. This confidence is partially due to the improvements in our equity and balanced fund performance rankings that were evident in 1995. These improvements are addressed in greater detail within the Fund Manager Reports which follow, but, in summary, both the Aetna Variable Fund and the Aetna Investment Advisers Fund, Inc. generated better performance within their competitive universes in 1995 than was the case in 1994.

The positive changes that have taken place include the addition of eight equity and fixed income investment professionals within the last two years, upgrading the asset class specialization within the department as well as our quantitative and fundamental analytical skills. Information systems hardware, software, database services and support staff have also been enhanced to improve the speed and frequency of information delivery. These changes reflect our belief that the rapid receipt and analysis of quality information is a critical success factor for pursuing outstanding investment performance.

Our investment team and information management capabilities served us well in what was, quite simply, one of the best years on record for U.S. stock and bond investors in 1995. Money poured into mutual funds at a record pace in response to the stock and bond markets' exceptionally strong returns, which, in turn, can be primarily attributed to the ideal combination of favorable interest rates, low inflation and attractive corporate earnings. Large domestic stocks, as characterized by the Standard and Poor's 500 Stock Index, an unmanaged index, led the way among investment asset classes, providing a return in excess of 30% for the year. While the results of 1995 are certainly no guarantee of things to come, the retirement savings accounts and variable life policies of many of our customers enjoyed an attractive increase in value during the year as a result of the generous financial markets and the commensurate returns of our investment funds.

Our efforts to successfully manage your investments for the long term, and to assist your pursuit of achieving retirement security, were further emphasized in 1995 through the launch of Aetna Retirement Services, Inc., an organization that offers a comprehensive approach to the information, product choices and service options you will need to develop an effective retirement strategy.

Aetna Retirement Services is built on an understanding of how our customers view retirement. Many of you have told us that retirement is a new beginning -- a chance to return to school, start a second career or pursue a long-held dream.
You've also said that you need assistance in understanding how to invest in order to achieve the financial freedom to pursue any number of retirement goals.

Our formula for redefining retirement is sophisticated yet simple: Build for retirement; manage for life. By continuing to provide a wide range of products and investment options, a team of retirement specialists to help you design a customized retirement strategy, and life insurance to help provide for your family, we can improve your ability to enjoy financial independence at retirement and beyond.

We are excited about the value which the Aetna Retirement Services organization can deliver to each one of our customers, and look forward to working closely with you in the years ahead. Thank you for your business and for your continued support.

Sincerely,

/s/ Daniel P. Kearney
Daniel P. Kearney
President
Aetna Life Insurance and Annuity Company

ALIAC's General Account assets are in excellent condition

To illustrate the value of ALIAC's General Account investment portfolio, it has been broken down by asset type and credit quality. This breakdown is based on the market value of the assets. We believe the salient points are:

1. The overall portfolio is high quality. Over 45% of invested assets are rated AAA or are cash and equivalents, while the average rating for the debt securities in the portfolio is AA-.
2. Below investment grade securities are limited -- roughly 5% of debt securities.
3. Direct investment in commercial real estate loans is minimal -- two-tenths of one percent of invested assets.
4. The amount of assets in default is negligible -- one issue comprising .0002% of invested assets.
5.  Most of the portfolio is comprised of publicly traded securities -- 99%.
6. We have continued to reduce our investments in residential mortgage-backed securities as a result of changes in their risk and return characteristics, and are comfortable with our current exposure.
7. We have increased our holdings of other loan-backed securities. These are comprised of asset-backed securities (backed by auto loans, credit card receivables, etc.) and securitized pools of commercial and multifamily mortgages. These bonds are predominantly AAA rated, and are not subject to the prepayment risk of residential mortgages.

ALIAC's assets: What we own to back our Fixed Annuities, Guaranteed Accumulation Account, Universal Life, and Settlement Obligations.

[Bar Chart Data]

$13,929,775,000

 4.2% Cash and Equivalents

 4.4% Treasury Securities

23.1% Residential Mortgage-Backed Securities

13.0% Other Loan-Backed Securities

53.3%   Corporate Bonds

 2.0% Other*

12-31-95

$11,301,200,000

 6.2% Cash and Equivalents

11.6% Treasury Securities

28.9% Residential Mortgage-Backed Securities

 9.5% Other Loan-Backed Securities

41.3% Corporate Bonds

 2.5% Other*

12-31-94


$11,260,000,000

 4.8% Cash and Equivalents

 7.5% Treasury Securities

57.5% Residential Mortgage-Backed Securities

 2.0% Other Loan-Backed Securities

26.7% Corporate Bonds

 1.5% Other*

12-31-93

*  As of 12/31/95: 1.8% stock, 0.2% commercial mortgages.
   As of 12/31/94: 2.2% stock, 0.3% commercial mortgages.
   As of 12/31/93: 1.2% stock, 0.3% commercial mortgages.

[end bar and chart data]

ALIAC's Portfolio Value: The credit quality of what we own according to Standard & Poor's Corporation


                                                              12-31-95   12-31-94   12-31-93
AAA "highest rating . . . capacity to pay interest and repay principal is extremely strong." Example: Government National
Mortgage Association (GNMA) Pass Throughs                       41.0%       49.8%      68.2%

AA "very strong capacity to pay interest and repay principal."
Example: McDonald's Corporation                                 10.3         7.3        5.7

A "strong capacity to pay interest and repay principal."
Example: PepsiCo.                                               24.3        21.8       12.7

BBB "adequate capacity to pay interest and repay principal."
Example: Nabisco, Inc.                                          11.0         7.7        4.2

Cash and Equivalents                                             4.2         6.2        4.8
                                                                ----        ----       ----
Total Investment Grade (Rated Securities Only)                  90.8%       92.8%      95.6%
                                                                ====        ====       ====

Not Rated private and public securities that Standard & Poor's did not rate (Average "AA-" quality according to internal
ratings, though some are deemed to be below investment grade).
Example: Capitol One Bank Medium Term Note                       4.8%        5.2%       2.4%

BB "predominantly speculative . . . lowest degree of
speculation." Example: Safeway, Inc.                             3.4         1.5        1.0

B "greater vulnerability to default but currently has the
capacity to meet interest payments and principal payments."
Example: Stone Container Corp.                                   1.0         0.4        0.9

D in payment default. Example: Pittsburgh Lake Erie Notes        0.0         0.1        0.1
                                                                ----        ----       ----
                                                               100.0%      100.0%     100.0%
                                                               =====       =====      =====


Portfolio Composition

ALIAC's portfolio allocation to Residential Mortgage Pass Through Securities and Residential Collateralized Mortgage Obligations (CMOs) has been reduced.

[Pie Chart Data]

12-31-95

Residential CMOs                        18.3%

Residential Mortgage Pass Throughs       4.7%

Other                                   77.0%

12-31-94

Residential CMOs                        22.7%

Residential Mortgage Pass Throughs       6.2%

Other                                   71.1%

12-31-94

Residential CMOs                        46.3%

Residential Mortgage Pass Throughs      11.2%

Other                                   42.5%

[end pie chart data]

How ALIAC's investments are doing

Recent declines in the level of interest rates have caused the market value of our securities to increase relative to their costs.


                                 12-31-95                               12-31-94                              12-31-93
                                              Fair Val.                             Fair Val.                             Fair Val.
                                              Versus                                Versus                                Versus
                    Current      Amortized    Amortized    Current      Amortized   Amortized    Current       Amortized  Amortized
(millions)          Fair Val.    Cost         Cost         Fair Val.    Cost        Cost         Fair. Val.    Cost       Cost
Total Portfolio
Including Below
Investment Grade   $13,930       $13,085      +6.5%        $11,301      $11,693     -3.4%        $11,260       $10,557    +6.7%

Below Investment
Grade                  673           652      +3.2%            323          340     -5.0%            220           215     +2.3%

ALIAC Claims Paying Ratings
ALIAC has maintained excellent to superior credit ratings.

Description     A.M. Best     Duff &      Moody's     Standard &
                              Phelps      Investors   Poor's Corp.
                                          Service

Superior        A++           AAA          Aaa        AAA
                A+
Excellent       A             AA+          Aa1        AA+
                A-            AA           Aa2        AA
                              AA-          Aa3        AA-
Good            B++           A+           A1         A+
                B+            A            A2         A
                              A-           A3         A-
Adequate        B             BBB+         Baa1       BBB+
                B-            BBB          Baa2       BBB
                              BBB-         Baa3       BBB-
Below Average   C++           BB+          Ba1        BB+
                C+            BB           Ba2        BB
                              BB-          Ba3        BB-
                              B+           B1         B+
Poor            C             B            B2         B
                C-            B-           B3         B-
Very Poor                     CCC          Caa        CCC
                              CC           Ca         CC
                              C            C          C
Default         D             D                       D

                                  Fixed Account

For calendar year 1995, the bond market reversed its dismal 1994 performance by providing total returns of nearly 20% (considering both dividend yield and capital appreciation). Moderate economic growth, a rebounding dollar, foreign demand for U.S. bonds, and high levels of investible liquidity all contributed to this performance. Interest rates fell nearly 2.00% for the 30-year Treasury and over 2.25% across all maturities from 2 years to 10 years. Based on the weakening economy and benign inflation, the Federal Reserve lowered interest rates at mid-year and at year-end, and as we enter 1996 the expectation is for further reductions in Fed Funds from the current 5.50% level.

Corporate bonds were the best performers for the year, returning 22.25% according to Lehman Brothers. Our allocation to corporates has increased steadily from 27% at year-end 1993 to 41% at year-end 1994 to our current 51%. This strategic shift we initiated in 1993 has enabled us to capitalize on these high returns. We remain positive on the corporate bond market, but will adopt a more cautious posture, purchasing high quality corporate bonds that are expected to perform well in a weakening economic environment.

Since most of our increased corporate allocation came from reducing exposure to mortgage-backed securities, we were able to avoid much of the prepayment related fears and underperformance in this sector. For the year, mortgage-backed securities underperformed corporates by nearly 4.00% and Treasuries by 1.50%. However, their return of nearly 17% was still very good on an absolute basis. Our allocation to this sector now stands at 23.1%, much of that with some prepayment protection, but we have no plans to increase from these levels.

Looking ahead to 1996, we see economic weakness and expect volatility arising from the existing economic and political uncertainty. Key factors are a budget deal (or lack thereof), election year politics, uncertainty as to the magnitude of Federal Reserve easing to come, the decline in corporate earnings, and the extent to which foreign economies recover. In the context of this environment, the Fixed Account will continue to maintain a high quality, diversified portfolio of assets which will enable us to continue providing attractive long-term returns and security to our contractholders.

                      Aetna Guaranteed Accumulation Account

New rates are announced monthly for the Guaranteed Accumulation Account (GAA). Typically, we have a short-term offering with a maturity of approximately one year and a long-term offering with a maturity of four to five years. The specific maturity offered may vary from month to month.

Rates for new GAA offerings are based on prevailing market interest rates. This gives clients an opportunity each month to invest in a guaranteed fixed rate product with a competitive rate.

The portfolio backing the GAA is invested primarily in high-grade corporate bonds and asset-backed securities. As of December 31, 1995 these positions were 72% and 17% of the portfolio, respectively. Although the specific mix of securities in the portfolio may change from time to time, the portfolio targets an average credit rating of "A".

GAA also offers investors the ability to withdraw their funds at any time subject to a market value adjustment (MVA). The MVA will vary based on market interest rates, just as the value of fixed income securities will change as interest rates change. Thus, clients taking funds out of the GAA may find the proceeds to be larger or smaller than the accumulated value in the account. This difference can be determined before making the actual withdrawal.

[typeset representation of line chart]

                                                             Aetna Variable Fund
                                                  Growth of a $10,000 Investment

        Average Annual
         Total Return

1 year     5 year     10 year
32.25%     13.51%     13.70%

           AVF         S&P 500
 1/86     10000         10000
12/86     11896         11821
12/87     12539         12433
12/88     14374         14484
12/89     18551         19038
12/90     19165         18429
12/91     24225         24059
12/92     25849         25907
12/93     27592         28498
12/94     27326         28876
12/95     36137         39706

Total Return is calculated including reinvestment of income and capital gains distribution. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

[end line chart]

Aetna Variable Fund achieved a total return of 32.25% (net of investment management fees and other fund expenses), for the year ended December 31, 1995, compared to a 37.50% return for the S&P 500, an unmanaged index. This one year result placed the Fund in the top 65% (173 out of 267) of all Growth and Income variable funds tracked by Morningstar. Within the same universe of funds, Aetna Variable Fund placed in the top 94% (130 out of 138) and 48% (16 out of 33) for the five and ten year periods ended December 31, 1995, respectively. Competitve rankings versus the Lipper universe of growth and income variable funds for the one, five and ten year periods ended December 31, 1995 were 46% (64 out of 139), 85% (46 out of 54), and 64% (16 out of 25), respectively.

The past year was an amazing one for the U.S. stock market. The year was also one full of important improvements in the management of your Fund. Additions to the portfolio management team have led to some major enhancements to the investment process used in the management of Aetna Variable Fund. Increased emphasis has been placed upon a very disciplined, objective stock selection process driven by a set of "factors," or characteristics, which our research has shown have lead to superior performance in the past. These factors include positive earnings surprises, upward revisions of earnings estimates, low price/earnings, low price to book value, and high insider ownership and stock purchases. As has been the case for most periods in the past, these factors were well-rewarded by the market over the past year.

Another important step taken in the management of your fund over the past year was the increased diversification built into the portfolio. Not only do we hold many more securities than had been the case previously, which helps us keep transaction costs low and control stock-specific risk, but we also participate in a number of diversifying asset classes which we believe will both enhance returns and reduce overall volatility in the long run. Admittedly, diversifying our core domestic large cap portfolio by acquiring more small cap and international stocks has not helped our returns this year. For example, the Russell 2000 Small Cap Stock Index returned only 28.44% during 1995, compared to 37.50% for the S&P 500. International stocks fared even worse, turning in an 11.55% return (as indicated by the MSCI EAFE - Europe, Australia, Far East Index) over the same period. However, during most 12 month periods in the past, small cap and international stocks have achieved returns higher than the S&P 500, so what we have experienced is a bit unusual and, we believe, not likely to be the rule for the future.

On December 31, 1995, the asset allocation breakdown of your fund was as follows:

Large Cap Stocks          74.0%
Mid Cap Stocks             7.7%
Small Cap Stocks           6.6%
Convertibles               1.4%
International Stocks       4.0%
Equity Real Estate         3.0%
Stocks
Cash Equivalents           3.3%
                         ------
          Total          100.0%

As we look ahead to 1996, we observe that conditions appear to be favorable for stock investors. Although corporate profit growth has slowed and probably will continue to do so, inflation remains under control, interest rates are quite low, and monetary policy seems to point towards continued easing--all positive factors for stocks. In addition, since all financial assets compete with each other for the investor's dollar, the expected return of stocks compared to bonds is an important relationship, and one which, we believe, favors stocks at this time. We remain confident that our well-diversified, risk-controlled approach to equity investing will prove its worth over the long run.

Top Ten Holdings                  %

Exxon Corp.                      2.3
Royal Dutch Petroleum            2.0
Johnson and Johnson              1.9
Pfizer, Inc.                     1.7
Mobil Corp.                      1.6
Bristol Meyers Squibb            1.5
Ameritech Corp.                  1.5
Nike, Inc. Class B               1.4
BellSouth Corp.                  1.3
Travelers, Inc.                  1.3

                                      S&P 500      Portfolio
Sectors                                Weight        Weight    Difference
Consumer Goods                        25.326%       22.146%     (3.18%)
Basic Materials                       15.004        19.250       4.25
Financial Services                    13.152        15.918       2.76
Utilities                             12.830        14.703       1.87
Technology                            10.569        11.395       0.83
Producer Goods & Services             11.312         8.432      (2.88)
Services                              11.807         8.156      (3.65)

[typeset representation of line chart]

                                                             Aetna Income Shares
                                                  Growth of a $10,000 Investment

        Average Annual
         Total Return

1 year     5 year     10 year
18.24%      9.85%      9.88%

            AIS      Lehm. Agg.
 1/86      10000       10000
12/86      11407       11526
12/87      11923       11844
12/88      12832       12779
12/89      14703       14636
12/90      16047       15947
12/91      19165       18499
12/92      20592       19869
12/93      22587       21806
12/94      21729       21170
12/95      25693       25081

Total Return is calculated including reinvestment of income and capital gains distribution. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

[end line chart]

Aetna Income Shares generated a return of 18.24% (net of investment management fees and other fund expenses), for the year ended December 31,1995, as compared to the Lehman Brothers Aggregate Bond Index return of 18.47%. The Fund's performance ranked in the top 52% (125 out of 239) of the Morningstar universe of variable annuity corporate bond funds for the one year period. Within the same universe of funds, Aetna Income Shares placed in the top 45% (68 out of 152) and 17% (15 out of 89) for the five and ten year periods ended December 31, 1995, respectively.

1995 proved to be an exceptional year for the domestic bond market. The Lehman Brothers Aggregate Index, representing the vast segment of investment quality bonds, recorded the third highest return on record since its inception in 1976 (source: Lehman Brothers). This came on the heels of 1994 which ended as one of the worst years for bond returns in nearly twenty years. The 1995 bull market was fueled by several factors, including the Federal Reserve's shift in monetary policy to lower interest rates, slow economic growth, lower than expected inflation and central bank intervention to support the dollar.

The Fund's defensive (relatively short duration) posture early in the year was one factor that detracted from performance in the first quarter as the bond market rallied in anticipation of a Federal Reserve move towards lower interest rates. An overweighted allocation to the corporate sector and an underweighted position in mortgage backed securities added incremental returns that partially offset the short duration stance. Partially as a result of strong demand, corporate bonds were the best performing investment grade sector of the bond market for the year. Heightened concerns over accelerated prepayments caused returns of mortgage-backed securities to lag other sectors of the bond market.

We expect the Federal Reserve to nudge interest rates lower in 1996 as the economy is likely to remain sluggish. Inflation is low and we expect it to remain subdued over the next six months. The outlook for bonds should remain positive over the next six months; therefore, we will maintain a slightly longer duration than the broad market indices such as the Lehman Aggregate. With a slowing economy, we are a bit more cautious on the outlook for corporate bonds given their small, incremental yield advantage over Treasuries. Emphasis will be placed on more defensive and less cyclical issuers. Lower interest rates should continue to put pressure on the mortgage-backed sector which we will continue to underweight in the portfolio.

     Top Ten Long Term Holdings         %           S& P Ratings           %
U.S. Treasury Note 6.875% 3/31/00      4.0    AAA                        51.4
U.S. Treasury Note 5.75% 8/15/03       3.8    AA                          6.6
U.S. Treasury Bond 7.25% 5/15/16       3.5    A                          14.3
U.S. Treasury Note 6.875% 7/31/99      3.2    BBB                        13.1
U.S. Treasury Note 10.375% 11/15/12    3.2    BB                          9.3
U.S. Treasury Bond 5.875% 2/15/04      3.1    B                           3.5
Associates Corp. 7.95% 2/15/10         2.5    N/R                         1.8
Ford Motor Credit 6.188% 2/22/99       2.3    Average                     A+
African Development Bank 8.8% 9/1/19   2.3
International Bank for
Reconstruction and                     2.2
     Development, 9.25%, 7/15/17

                           Aetna Variable Encore Fund

The Aetna Variable Encore Fund generated a total return of 6.05% (net of investment management fees and other fund expenses), for the year ended December 31, 1995, as compared to the 5.35% return of the Donoghue Money Market Fund index over the same period. This result placed the Fund in the top 12% (27 out of 219) of the universe of variable money market funds reported by Morningstar. Within the same universe of funds, Aetna Variable Encore Fund placed in the top 14% (21 out of 155) and 18% (19 out of 103) for the five and ten year periods ended December 31, 1995, respectively.

After nearly a year of sharply rising interest rates, the Federal Reserve moved to reverse monetary policy in 1995 by cutting the Federal Funds rate by .25% in July. Since then, the Fed has acted to reduce short term interest rates on one more occasion in response to a slowing domestic economy and low inflation. Market anticipation of additional cuts have further pushed short term interest rates below the current Fed Funds level. The result has been an inversion of the money market yield curve where longer term rates are actually lower than shorter term rates.

Our strategy to maintain a portfolio maturity that was relatively shorter than the average money market fund and good security selection were the major contributors to the Fund's above average performance. In targeting shorter maturities and securities with adjustable rate features, the Fund was able to take advantage of the higher yields offered in the front end of the curve (shorter term issues) for most of the year.

We expect short term interest rates to decline into the first half of 1996. The economy remains in a slow growth trend as evidenced by weak consumer demand and slowing industrial production. Monetary policy is also currently restrictive and with little indication of inflationary pressures, and the Federal Reserve is likely to continue with its easing (rate reducing) cycle. The on going budget impasse and lack of data as a result of the government shutdown will cause the Fed to proceed cautiously. As long as the yield curve remains inverted, the Fund will maintain its strategy of targeting an average portfolio maturity that is slightly shorter than the average money market fund.

                                                  Aetna Investment Advisers Fund
                                                  Growth of a $10,000 Investment

[typeset representation of line chart]

        Average Annual
         Total Return

                        Since
1 year     5 year     Inception*
27.23%     11.89%       10.73%

            AIAS        S&P500      Lehm Agg    60% S&P 500/40% Lehm Agg
 5/89       10000       10000       10000       10000
12/89       10669       11681       11092       11455
12/90       11280       11307       12086       11656
12/91       13353       14762       14020       14549
12/92       14206       15896       15058       15658
12/93       15612       17485       16526       17215
12/94       15556       17717       16044       17159
12/95       19792       24362       19008       22242

*Date of inception was May 1, 1989.

Total Return is calculated including reinvestment of income and capital gains distribution. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

[end line chart]

The Aetna Investment Advisors Fund generated a total return of 27.23% (net of investment management fees and other fund expenses), for the calendar year ended December 31, 1995, as compared to a return of 29.62% for the 60%/40% weighting of the S&P 500 and the Lehman Aggregate Bond Index, both unmanaged indices. The Fund's performance compared favorably with its universe of competitors, ranking in the top 19% (60 out of 322) of the balanced variable funds reported by Morningstar for the year. Within the same universe of funds, Aetna Investment Advisers Fund placed in the top 66% (136 out of 205) for the five year period ended December 31, 1995. The strong performance of the Fund during the past year is reflective of our positive view of both stocks and bonds. We maintained low levels of actual cash during the year.

Our stock allocation ranged from a neutral to an overweighted position with continued emphasis on large-cap stocks. The small-cap and mid-cap stocks we held, while lagging large-cap stocks in terms of performance, provided positive returns. Management of all equity categories was significantly enhanced during the past year as we incorporated a more quantitative and disciplined process in evaluating industries and companies.

Our bond allocation remained neutral but was positioned with a longer duration profile which allowed the Fund to benefit handsomely as interest rates declined across the yield curve. We remained overweighted in longer duration U.S. Treasuries and high quality corporate bonds. Our exposure to domestic and international high-yield securities, although modest, also enhanced performance results.

Our view of the financial markets generally remains positive. Moderate economic growth with low inflation should continue to foster favorable interest rate levels. While interest rates are not likely to decline in the magnitude we experienced in 1995, we do not believe that a significant rise in rates is likely. Corporate earnings growth, while abating, is expected to remain above the historical average, allowing equity investments to remain modestly attractive. In the environment of slowing earnings growth, though, individual stock selection will increase in importance.

      Top Ten Holdings                   %

U.S. Treasury Note 7.50% 1/31/97        3.2
U.S. Treasury Strip 5/15/04             2.9
U.S. Treasury Note 6.25% 8/31/96        1.7
U.S. Treasury Note 5.75% 10/31/00       1.4
Royal Dutch Petroleum                   1.4
Pitney Bowes Credit 8.55% 9/15/09       1.4
Exxon Corp.                             1.3
Johnson and Johnson                     1.2
Bristol-Meyers Squibb                   1.0
Mobil Corp.                             1.0

                                    S&P 500      Portfolio
Sectors                             Weight        Weight      Difference
Consumer Goods                      25.326%        23.713%      (1.61%)
Basic Materials                     15.004         17.975        2.97
Utilities                           12.830         16.215        3.38
Technology                          10.569         13.552        2.98
Financial Services                  13.152         12.340       (0.81)
Producer Goods & Services           11.312          9.781       (1.53)
Services                            11.807          6.424       (5.38)

Asset Allocation

Large Cap      41.1%
Mid Cap         9.0%
Small Cap      13.9%
Bonds          27.8%
Cash            8.2%

Aetna Variable Fund
Portfolio of Investments - December 31, 1995
------------------------------------------------
                            Number of    Market
                             Shares      Value
                            -------   ---------
COMMON STOCKS (90.8%)

Aerospace and Defense (1.2%)
Kaman Corp. Class A.....     34,700  $   386,038
Lockheed Martin Corp....    139,504   11,020,816
McDonnell-Douglas Corp..    527,200   48,502,399
United Technologies
  Corp..................     75,000    7,115,625
                                       ---------
                                      67,024,878
                                       ---------
Apparel and Cosmetics (1.5%)
Chic By H I S, Inc.+....     19,000      104,500
Coats Viyella Plc.......    342,700      931,133
Helene Curtis
  Industries, Inc.......      5,000      158,125
Maybelline, Inc.........     39,000    1,413,750
Nike, Inc...............  1,166,000   81,182,749
Wolverine World Wide,
  Inc...................     22,500      708,750
                                       ---------
                                      84,449,007
                                       ---------
Autos and Auto Equipment (0.2%)
Autoliv AB..............      6,800      398,105
Bandag, Inc.............     33,000    1,786,125
Borg Warner Automotive,
  Inc...................     86,700    2,774,400
Kaydon Corp.............     38,000    1,154,250
Masland Corp............     38,500      539,000
Mitsubishi Motors Corp..    120,000      978,334
Smith (A.O.) Corp.......     65,000    1,348,750
Volvo AB Class B........     36,000      738,751
                                       ---------
                                       9,717,715
                                       ---------
Banks (5.8%)
Associated Banc-Corp....     14,700      601,781
Banca Popolare Di
  Bergamo...............     40,000      553,437
Bank of Boston Corp.....    763,200   35,298,000
Bank of New York Co.,
  Inc...................    409,600   19,968,000
Bankers Corp............     42,000      682,500
BayBanks, Inc...........     41,900    4,116,675
Brooklyn Bancorp, Inc.+.     38,000    1,548,500
Canadian Imperial Bank
  of Commerce...........          1           20
CCB Financial Corp......     14,500      804,750
Charter One Financial,
  Inc...................     38,000    1,163,750
Chemical Banking Corp...  1,079,600   63,426,499
CITICORP................    506,652   34,072,347
Citizens Bancorp........     10,000      322,500
City National Corp......    242,900    3,400,600
Coast Savings
  Financial, Inc.+......     27,800      962,575
Comercial Net
  Lease Realty..........     41,700      531,675
Cullen/Frost
  Bankers, Inc..........     38,000    1,900,000
Den Danske Bank.........     16,300    1,126,471
FFY Financial Corp......     21,500      451,500
First American
  Corp. (Tenn.).........     84,900    4,022,138
First Chicago Corp......  1,196,772   47,272,493
First Commonwealth
  Financial Corp........     15,600      273,000
First Empire State Corp.      3,900      850,200
First Interstate Bancorp     49,500    6,756,750
First of America Bank
  Corp..................     61,700    2,737,938
First Tennessee
  National Corp.........     31,800    1,923,900

Banks (continued)

Golden West Financial
  Corp..................     80,300   $4,436,575
HSBC Holdings Plc.......    124,737    1,887,461
JSB Financial, Inc......     27,700      876,013
Jyske Bank AS...........      4,500      308,553
KeyCorp.................     63,500    2,301,875
Mark Twain Bancshares,
  Inc...................     14,900      577,375
National Australia Bank
  Ltd...................     70,000      630,083
Nations Bank, Inc.......    863,900   60,149,037
North Fork
  Bancorporation, Inc...     50,000    1,262,500
Northern Trust Corp.....     56,100    3,141,600
Oversea-Chinese Banking.     87,000    1,088,653
PNC Bancorp.............     18,900    1,240,313
Premier Bancorp, Inc....     22,000      514,250
Queens County Bancorp,
  Inc...................     50,000    1,978,125
Reliance Bancorp, Inc...     74,900    1,095,413
River Forest Bancorp,
  Inc...................      4,600      117,300
Royal Bank of Canada....     39,800      908,259
Security Capital Corp...     33,000    1,988,250
Silicon Valley
  Bancshares+...........      6,500      156,000
St. Francis Capital
  Corp..................     12,200      283,650
Standard
  Financial, Inc.+......     44,000      643,500
Star Banc Corp..........     62,100    3,694,950
Susquehanna Bancshares,
  Inc...................      5,600      148,400
Trustmark Corp..........      9,100      207,025
Union Bank..............     80,200    4,350,850
Zion Bancorporation.....     36,500    2,929,125
                                       ---------
                                     331,683,134
                                       ---------

Building Materials and Construction (0.7%)
American Buildings Co.+.     53,300    1,199,250
Beazer Homes USA, Inc.+.     55,200    1,138,500
Butler Manufacturing Co.      6,300      247,275
Centex Corp.............     93,800    3,259,550
Champion Enterprises,
  Inc.+.................    135,800    4,192,825
Clayton Homes, Inc......    217,375    4,646,391
Continental Homes
  Holding Corp..........     31,200      768,300
Det Danske
  Traelastkompagni......      4,600      311,259
Elcor Corp..............     36,800      800,400
Fujita Corp.............    230,000    1,039,019
Granite
  Construction, Inc.....     85,900    2,705,850
Jacobs Engineering
  Group, Inc.+..........      8,500      212,500
Kon. Volker Stevin N.V..      7,000      423,554
Lennar Corp.............     76,000    1,909,500
Lindab AB Class B.......     29,000      596,536
NCI Building Systems,
  Inc.+.................     11,000      272,250
Nippon Densetsu Kogyo...    163,000    1,643,352
Radex-Heraklith
  Industrial AG.........     12,800      387,663
Redman Industries, Inc.+     49,700    1,677,375
Skyline Corp............     32,000      664,000
Stone & Webster, Inc....     18,000      645,750
Strabag Oesterreich AG..      3,400      263,003
Texas Industries, Inc...     36,300    1,923,900
Toll Brothers, Inc.+....     88,000    2,024,000

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
---------------------------------------------
                            Number of    Market
                             Shares      Value
                            -------   ---------
Building Materials and Construction (continued)

Tredegar
  Industries, Inc.......     11,000   $  357,500
U S Home Corp.+.........     20,000      582,500
VA Technologie AG.......      8,800    1,118,503
Vulcan Materials Co.....     35,800    2,062,975
Webb (Del E.) Corp......     52,900    1,064,613
WHX Corp.+..............    101,200    1,100,550
                                       ---------
                                      39,238,643
                                       ---------
Chemicals (2.4%)
ARCO Chemical Co........     66,200    3,218,975
Cabot Corp..............     34,800    1,874,850
Chemed Corp.............     28,700    1,115,713
Cytec Industries+.......     29,900    1,865,013
Dexter Corp.............     21,500      507,938
Dow Chemical Co.........    522,400   36,763,899
Du Pont (E.I.) de
  Nemours...............      9,100      635,863
Eastman Chemical Co.....    203,800   12,762,975
Fuji Photo Film.........     52,000    1,502,205
Geon Co. (The)..........     39,900      972,563
Goodrich (B.F.) Co......     64,000    4,360,000
Great Lakes Chemical
  Corp..................     10,400      748,800
Lyondell Petrochemical
  Co....................    174,000    3,980,250
Morton International,
  Inc...................    215,300    7,723,888
Norsk Hydro AS..........     83,800    3,528,086
OM Group, Inc...........     28,200      934,125
PPG Industries, Inc.....    575,000   26,306,250
Praxair, Inc............    484,500   16,291,313
Shin-Etsu Chemical Co...     50,000    1,037,274
Solvay SA Class A.......      1,000      540,265
Valspar Corp............      8,400      374,850
Vigoro Corp.............     83,200    5,137,600
Wellman, Inc............    152,000    3,458,000
                                       ---------
                                     135,640,695
                                       ---------
Commercial Services (0.4%)
ADVO, Inc...............     24,400      634,400
California Water
  Service Co............      2,100       68,513
Devry, Inc.+............     85,600    2,311,200
GATX Corp...............    105,300    5,120,213
Health Management
  Systems, Inc.+........     14,200      553,800
Inchcape Plc............    332,079    1,283,809
Kindercare Learning
  Centers, Inc.+........     65,000      820,625
Manpower, Inc...........    124,200    3,493,125
Measurex Corp...........     42,300    1,194,975
Robert Half
  International, Inc.+..    145,600    6,097,000
Royal PTT Nederland N.V.     38,983    1,417,696
                                       ---------
                                      22,995,356
                                       ---------

Computer Software (2.9%)
Acxiom Corp.+...........     35,000      958,125
American Management
  Systems, Inc.+........     44,500    1,335,000
Analysts International
  Corp..................      8,700      261,000
Boole & Babbage, Inc.+..     24,000      588,000
Cadence Design Systems,
  Inc.+.................    162,300    6,816,600

Computer Software (continued)

Cheyenne Software, Inc.+    135,000  $ 3,526,875
Cisco Systems, Inc.+....    822,900   61,408,912
Computer Associates
  International, Inc....    549,800   31,269,875
Computer Horizons Corp.+      9,100      345,800
Computer Sciences Corp.+     85,400    5,999,350
Comshare, Inc.+.........     17,700      460,200
Continum, Inc.+.........      5,600      221,200
Diamond Multimedia
  Systems, Inc.+........     30,900    1,108,538
DST Systems, Inc.+......     24,200      689,700
Henry (Jack) &
  Associates............     15,300      378,675
Hogan Systems, Inc.+....     61,500      837,938
Hyperion Software Corp.+     29,600      629,000
Kronos, Inc.+...........     19,700      935,750
Macneal-Schwendler Corp.     21,000      336,000
Microsoft Corp.+........    404,000   35,450,999
Project Software &
  Development, Inc.+....     27,600      962,550
Reynolds & Reynolds Co..     71,600    2,783,450
Security Dynamics
  Technologies, Inc.+...      4,400      239,800
Shiva Corp.+............      5,200      378,300
Softdesk, Inc.+.........     15,700      310,075
SPSS, Inc.+.............     16,800      327,600
Structural Dynamics
  Research Corp.+.......    105,000    3,084,375
Sungard Data Systems,
  Inc.+.................    125,300    3,571,050
System Software
  Associates, Inc.......     28,350      616,613
TGV Software, Inc.+.....     36,800      349,600
                                       ---------
                                     166,180,950
                                       ---------
Computers and Office Equipment (3.0%)
Acma Ltd................     78,000      259,173
Adaptec, Inc.+..........     55,800    2,287,800
Bay Networks, Inc.+.....    113,500    4,667,688
Cabletron Systems, Inc.+    272,400   22,064,400
CANON, Inc..............    115,000    2,084,727
Ceridian Corp.+.........    322,200   13,290,750
Champion
  Industries, Inc.......      7,500      170,625
Comdisco, Inc...........     92,850    2,100,731
Compaq Computer Corp.+..    400,000   19,200,000
Computervision Corp.+...     81,200    1,248,450
Dell Computer Corp.+....    158,800    5,498,450
Digital Equipment Corp.+     20,200    1,295,325
Fujitsu, Ltd............    190,000    2,118,172
Harris Corp.............     57,000    3,113,625
HBO & Co................     19,100    1,463,538
In Focus Systems, Inc.+.     75,500    2,727,438
International Business
  Machines, Inc.........     77,000    7,064,750
Komag, Inc.+............     50,000    2,306,250
Kurabo Industries.......    365,000    1,397,654
Read-Rite Corp.+........    205,000    4,766,250
Standard Register Co....     31,700      637,963
Sun Microsystems, Inc.+.  1,118,000   51,008,749
Trident Microsystems,
  Inc.+.................     35,300      829,550
Xerox Corp..............    146,700   20,097,900
                                       ---------
                                     171,699,958
                                       ---------

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
---------------------------------------------------------
                             Number of    Market
                              Shares      Value
                             -------     -------

Consumer Products (1.5%)
Dekalb Genetics Corp.
  Class B...............      8,400  $   379,040
Eastman Kodak Co........    716,800   48,025,599
First Brands Corp.......     78,500    3,738,563
Libbey, Inc.............     18,000      405,000
Liz Claiborne, Inc......  1,029,700   28,574,175
Reckitt & Coleman Plc...    145,646    1,612,307
                                       ---------
                                      82,734,694
                                       ---------
Diversified (1.7%)
Alusuisse-Lonza Holding
  AG....................        615      488,494
Astec Industries, Inc.+.     21,400      211,325
Dover Corp..............  1,232,800   45,459,499
Hagemeyer N.V...........     11,016      575,847
Harrisons & Crosfield
  Plc...................    638,798    1,586,876
Harsco Corp.............     95,700    5,562,563
Helix Technology Corp...     16,900      667,550
Lonrho Plc..............    684,510    1,870,476
Lydall, Inc.+...........     19,700      448,175
Opal, Inc.+.............     35,200      448,800
Oriental Holdings Bhd...    156,000      792,596
Orkla AS Class A........     43,000    2,143,841
Plantronics, Inc.+......      9,100      328,738
Standex International
  Corp..................     14,100      461,775
Teledyne, Inc...........     49,000    1,255,625
Textron, Inc............    329,700   22,254,750
Valmet Corp. Class A....     18,200      456,865
Varlen Corp.............     24,000      516,000
VF Corp.................    165,500    8,730,125
                                       ---------
                                      94,259,920
                                       ---------
Electrical and Electronics (3.0%)
Amphenol Corp.+.........     88,000    2,134,000
Applied Materials, Inc.+    110,600    4,354,875
Austria Mikro Systeme
  International.........      6,120      993,605
Bang & Olufsen Holding
  Co....................     17,000      524,540
BMC Industries, Inc.....     66,400    1,543,800
Cohu, Inc...............     20,600      525,300
CTS Corporation.........      4,600      173,650
Cypress Semiconductor
  Corp.+................    280,000    3,570,000
Dallas Semiconductor
  Corp..................     55,500    1,151,625
Dovatron International,
  Inc.+.................     18,000      607,500
Electro Scientific
  Industries, Inc.+.....     13,000      380,250
Esterline Technologies+.     57,000    1,346,625
Glenayre Technologies,
  Inc.+.................     66,300    4,127,175
Hadco Corp.+............    112,400    3,161,250
Hewlett Packard Co......    651,300   54,546,374
Hitachi Koki............    185,000    1,678,639
Intel Corp..............     62,300    3,535,525
Kyocera Corp............     19,000    1,412,728
Logicon, Inc............     78,200    2,150,500
Matsushita Electric
  Industrial Co. Ltd....     87,000    1,416,897
Maxim Integrated
  Products, Inc.+.......     83,400    3,210,900
Micron Technology, Inc..    551,900   21,869,038
MTS Systems Corp........     11,300      372,900

Electrical and Electronics (continued)

Nintendo Co. Ltd........     17,000  $ 1,293,684
Novellus Systems, Inc.+.     47,300    2,554,200
Philips Electronics N.V.     52,200    1,888,591
Pioneer Standard
  Electronics...........     11,300      149,725
Quickturn Design
  System, Inc.+.........     92,800      928,000
Ramtron International
  Corp.+................     40,500      263,250
Rohm Co.................     26,000    1,469,439
Seagate
  Technology, Inc.+.....    135,300    6,426,750
Telefonaktiebolaget
  Ericsson..............     37,500      735,583
Tencor Instruments+.....     45,300    1,104,188
Texas Instruments, Inc..    712,200   36,856,349
Unitrode Corp.+.........     22,100      624,325
Wyle Electronics........     31,500    1,106,438
                                       ---------
                                     170,188,218
                                       ---------
Electrical Equipment (2.5%)
ADflex Solutions, Inc.+.     38,000    1,016,500
Allgon AB Class B.......     20,000      277,635
Avnet, Inc..............     85,000    3,803,750
Belden, Inc.............     35,800      921,850
Burr-Brown Corp.+.......     48,450    1,235,475
Charter Power Systems,
  Inc...................     14,700      422,625
Cidco, Inc.+............     67,000    1,708,500
Dionex Corp.+...........      9,000      510,750
Draka Holding N.V.......     14,000      362,423
Emerson Electric Co.....     17,400    1,422,450
Fore Systems, Inc.+.....     16,300      969,850
General Electric Co.....    920,200   66,254,399
Grainger (W. W.), Inc...    101,600    6,731,000
Harman International
  Industries............     50,715    2,034,939
Hitachi Ltd. (Hit.
  Seisakusho)...........    217,000    2,187,776
Honeywell, Inc..........    210,000   10,211,250
International Rectifier
  Corp.+................    236,600    5,915,000
Kemet Corp.+............    118,400    2,826,800
Kent Electronics Corp.+.     95,100    5,551,463
Linear Technology Corp..     11,000      431,750
Marshall Industries+....     35,000    1,124,375
Mentor Graphics Corp.+..    242,000    4,416,500
Methode Electronics,
  Inc. Class A..........     51,500      733,875
Microchip Technology
  Corp.+................    154,800    5,650,200
Nichicon................    110,000    1,620,862
Park Electrochemical
  Corp..................     32,400    1,069,200
Pittway Corp. Class A...     12,700      860,425
Raychem Corp............     59,600    3,389,750
SCI Systems, Inc.+......     55,000    1,705,000
Sundstrand Corp.........     34,000    2,392,750
Tektronix, Inc..........     14,700      722,138
Teradyne, Inc.+.........    132,200    3,305,000
Valmont Industries......        200        4,950
                                       ---------
                                     141,791,210
                                       ---------

Financial Services (4.3%)
Abbey National Plc......    132,126    1,304,683
ABN-Amro Holding N.V....     25,049    1,142,213

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
---------------------------------------------------------


                           Number of    Market
                            Shares      Value
                           -------     -------

Financial Services (continued)
Advanta Corp. Class A...     31,000   $1,185,750
ALBANK Financial Corp...     22,100      663,000
Alex Brown & Sons, Inc..     72,000    3,024,000
Astoria Financial Corp..     36,800    1,679,000
AT&T Capital Corp.......      9,700      371,025
Bank of Montreal........     57,419    1,305,074
Barclays Plc............    135,600    1,555,836
Bear Sterns Co., Inc....    237,000    4,710,375
CNA Financial Corp.+....     32,700    3,711,450
Commercial Federal Corp.     50,000    1,887,500
Crestar Financial Corp.      51,000    3,015,375
Dean Witter Discover
  and Co. ..............    436,300   20,506,100
Deposit Guaranty Corp. .     25,800    1,148,100
Edwards (A.G.), Inc. ...     24,800      592,100
Federal National
  Mortgage Association .    210,100   26,078,663
Fokus Banken AS+ .......     80,000      433,042
Fort Wayne
  National Corp. .......      6,400      201,600
Great Financial Corp. ..     40,000      940,000
Greenpoint
  Financial Corp. ......    123,600    3,306,300
Home Financial Corp. ...     54,700      847,850
Household
  International, Inc. ..    170,000   10,051,250
HSBC Holdings Plc ......         25          381
Internationale
  Nederlanden Groep N.V.     19,100    1,277,225
Leader Financial Corp. .     70,000    2,616,250
Legg Mason, Inc. .......     20,600      566,500
Liberty Financial Co. ..          4          121
Lion Land Bhd ..........    471,000      467,475
Merrill Lynch &
  Co., Inc. ............    701,500   35,776,499
Peoples Heritage
  Financial Group .......    71,000    1,615,250
Phoenix Duff & Phelps
  Corp .................     78,000      536,250
Pioneer Group, Inc. ....     16,400      446,900
Promise Co., Ltd. ......     30,400    1,464,670
Rashid Hussain Bhd .....    153,000      457,976
RCSB Financial, Inc. ...     55,100    1,308,625
Sanyo Shinpan Finance
  Co ...................     20,100    1,656,245
Schweizerischer
  Bankverein............      2,080      851,377
Skandinaviska Enskilda
  Banken................     58,600      486,314
Svenska Handelsbanken ..     30,000      624,679
TCF Financial Corp. ....     30,200    1,000,375
TR Financial Corp. .....     64,100    1,634,550
Transamerica Corp. .....    312,100   22,744,288
Travelers, Inc. ........  1,135,000   71,363,124
Union Planters Corp. ...    152,700    4,867,313
Unitas Bank Ltd. Class
  A+....................    223,700      566,694
United Overseas Bank
  Ltd...................     33,600      323,054
                                      ---------
                                     242,312,421
                                      ---------

Foods and Beverages (6.2%)
Cagle's, Inc. ..........     18,000      252,000
Campbell Soup Co. ......    339,400   20,364,000
Cerebos Pacific Ltd. ...    107,000      741,322
Coca-Cola Co. ..........    647,100   48,047,174
Coca-Cola Enterprises,
  Inc ..................     97,000    2,594,750



Foods and Beverages (continued)
Conagra, Inc. ..........  1,457,564 $ 60,124,514
CPC International, Inc..    374,100   25,672,613
Cultor Oy ..............      9,500      393,810
Goodmark Foods, Inc. ...     12,900      228,975
Heinz (H.J.) Co. .......    348,000   11,527,500
Hershey Foods Corp. ....     54,700    3,555,500
Hometown Buffet, Inc.+ .     31,200      345,150
Hormel Foods Corp. .....     58,000    1,428,250
Hudson Foods, Inc.
  Class A...............    148,800    2,566,800
Huhtamaki Group Class I      15,100      365,137
IBP, Inc. ..............    108,600    5,484,300
International
  Multifoods Corp. .....     60,700    1,221,588
Katokichi ..............     63,000    1,313,073
Kroger Co. (The)+ ......    530,000   19,875,000
Molson Companies Ltd. ..     66,500    1,097,038
Mondavi (Robert) Corp.+      55,200    1,524,900
Nash-Finch Co. .........     17,000      310,250
Nestle SA Registered ...        805      892,657
Oester Brau-Beteiligungs      8,200      373,741
PepsiCo, Inc. ..........    870,000   48,611,249
Quaker Oats Co. ........    500,400   17,263,800
Safeway, Inc.+ .........     92,300    4,753,450
Sara Lee Corp. .........  1,738,000   55,398,749
Smith's Food & Drug
  Centers, Inc. ........     39,700    1,002,425
Super Food
  Services, Inc. .......     23,000      299,000
Superfos AS ............      4,100      358,805
Supervalu, Inc. ........    220,000    6,930,000
Thorn Apple Valley .....     17,800      298,150
Unilever N.V ...........     25,800    3,631,350
Universal Foods Corp. ..     23,700      950,963
                                       ---------
                                     349,797,983
                                       ---------

Health Services (0.5%)
Bergen Brunswig Corp.
  Class A ..............     40,000      995,000
Genetics
  Institute, Inc.+ .....     22,100    1,182,350
Health Management
  Associates, Inc.+ ....     29,250      764,156
Horizon/CMS Healthcare
  Corp.+ ...............    163,900    4,138,475
Invacare Corp. .........     79,400    2,004,850
Laboratory Corp. of
  America+..............     49,900      467,813
Lincare Holdings, Inc.+.    148,600    3,715,000
Nellcor, Inc.+ .........     62,500    3,625,000
Sun Healthcare Group,
  Inc.+.................    105,000    1,417,500
Tenet Healthcare Corp.+.    318,300    6,604,725
Universal Health
  Services, Inc.+.......     63,000    2,795,625
Wellpoint Health
  Networks, Inc.+.......     43,300    1,391,013
                                       ---------
                                      29,101,507
                                       ---------

Health Technology (0.1%)
Alpharma, Inc. Class A ..     14,500     378,813
Spacelabs Medical, Inc.+       2,900      83,375
Sybron International
  Corp.+ ................    131,800   3,130,250
                                       ---------
                                       3,592,438
                                       ---------

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
----------------------------------------------------------

                              Number of    Market
                               Shares      Value
                              -------     -------

Home Furnishings and Appliances (0.1%)
Electrolux AB Class B ...     10,500 $   431,730
Haverty Furniture Co.,
  Inc ...................     32,000     444,000
Kimball International,
  Inc. Class B ..........     11,500     290,375
Leggett & Platt, Inc. ...    170,000   4,122,500
Oneida Ltd. .............     19,800     348,975
                                       ---------
                                       5,637,580
                                       ---------
Hotels and Restaurants (1.7%)
La Quinta Inns, Inc. ....     71,900   1,968,263
Marcus Corp. ............     13,400     366,825
Marriott International,
  Inc ...................    855,800  32,734,350
McDonald's Corp. ........  1,264,800  57,074,099
Prime Hospitality Corp.+     110,000   1,100,000
Promus Hotel Corp.+ .....     13,700     304,825
RFS Hotel
  Investors, Inc. .......    180,000   2,767,500
Sonic Corp.+ ............     65,600   1,246,400
                                       ---------
                                      97,562,262
                                       ---------
Household Products (0.1%)
AJL PEPS Trust+ .........     47,000     916,500
Carlisle Cos., Inc. .....      7,400     298,775
Premark International,
  Inc ...................     80,000   4,050,000
Springs Industries,
  Inc. Class A  .........      3,400     140,675
Toro Co. ................     36,000   1,183,500
Wing Tai Holdings .......    334,000     682,404
                                       ---------
                                       7,271,854
                                       ---------
Insurance (3.8%)
Acceptance Insurance
  Cos., Inc.+ .........        3,600       53,550
Aegon N.V .............       32,481    1,438,535
AFLAC, Inc. ...........       73,600    3,192,400
Allied Group, Inc. ....       18,400      662,400
Allmerica Property &
  Casualty Cos., Inc. ..      21,400      577,800
Allstate Corp. ........    1,205,043   49,557,392
American Bankers
  Insurance Group .....       76,100    2,967,900
American Financial
  Group, Inc. .........       43,700    1,338,313
American General Corp.       112,700    3,930,413
Capital American
  Financial Corp.......       13,900      314,488
Cigna Corp. ...........      193,400   19,968,550
CMAC Investment Corp. .       77,700    3,418,800
Conseco, Inc. .........       31,300    1,960,163
EA-Generali AG ........        3,600    1,079,578
Equitable of Iowa Cos .       23,400      751,725
Financial Security
  Assurance Holdings
  Ltd .................        3,492       86,871
Fremont General Corp. .       72,380    2,659,965
Frontier Insurance
  Group, Inc. .........        9,400      300,800
Fund American
  Enterprises, Inc. ...       11,244      837,678
Gallagher (Arthur J.) &
  Co ..................       27,200    1,013,200
General Re Corp. ......      334,500   51,847,499
Guardian Royal Exchange
  Plc. ................      338,000    1,448,389
Healthwise of America,
  Inc.+ ..............        41,000    1,599,000
Horace Mann Educators .       89,600    2,800,000
  Corp ................
Lawyers Title Corp. ...        8,000      153,000


Insurance (continued)
Loews Corp. ...........       53,000  $ 4,153,875
Maic Holdings, Inc.+ ..       10,600      360,400
Markel Corp.+ .........        5,000      377,500
Maxicare Health Plans,
  Inc.+ ...............      182,000    4,891,250
NAC Re Corp. ..........       15,000      540,000
Old Republic
  International Corp. .      128,600    4,565,300
Orion Capital Corp. ...       32,800    1,422,700
Penncorp Financial
  Group, Inc. .........       31,000      910,625
Pohjola Insurance Group       18,000      232,140
Pxre Corp. ............       15,000      397,500
Reliastar Financial
  Corp ................       34,000    1,508,750
Royal Insurance
  Holdings Plc  .......      229,478    1,361,018
Safeco Corp. ..........      218,000    7,521,000
Security-Connecticut
  Corp ................       29,000      786,625
Selective Insurance
  Group ...............       32,000    1,136,000
TIG Holdings, Inc. ....      645,000   18,382,500
Transatlantic Holdings,
  Inc .................       42,800    3,140,450
Transport
  Holdings, Inc.+......        4,575      186,431
Trenwick Group, Inc. ..        4,100      230,625
UNI Storebrand AS+ ....      178,500      988,826
Unitrin, Inc. .........       48,700    2,337,600
Vesta Insurance Group,
  Inc .................       62,000    3,379,000
Winterthur
  Schweizerische
  Versicherungs........          670      478,613
Zurich
  Versicherungs-
  Gesellschaft ........        3,345    1,002,890
                                        ---------
                                      214,250,027
                                        ---------
Machinery and Equipment (1.7%)
Acme-Cleveland Corp.....      36,500      684,375
Allied Products, Corp...      20,000      480,000
Applied Power, Inc......      15,800      474,000
Barnes Group, Inc.......      12,000      432,000
Black & Decker Corp.....     211,300    7,448,325
Blount, Inc. Class A....      45,000    1,181,250
Brunswick Corp..........     123,400    2,961,600
Danaher Corp............      49,700    1,577,975
Electroglas, Inc.+......      17,700      433,650
Fluor Corp..............     452,800   29,884,800
FSI International, Inc.+      22,600      457,650
Georg Fischer AG........         240      312,853
Global Industrial
  Technologies, Inc.+...     105,000    1,981,875
Illinois Tool
  Works, Inc............     142,700    8,419,300
Jenbacher Werke AG......       3,900      588,644
JLG Industries, Inc.....      40,000    1,190,000
Kone Corp. Class B......       2,400      200,636
Lam Research Corp.+.....      57,000    2,607,750
Landis & Gyr............         505      412,532
Parker-Hannifin Corp....     786,500   26,937,625
Regal Beloit............      61,500    1,337,625
Tecumseh Products Co.
  Class A...............      21,500    1,112,625
Tsubakimoto Chain.......     276,000    1,661,538
Tsukishima Kikai........      93,700    1,998,352
                                        ---------
                                       94,776,980
                                        ---------

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
-------------------------------------------------------

                             Number of     Market
                              Shares       Value
                             -------      -------
Media and Entertainment (0.7%)
AMC Entertainment+ .....       8,600  $   201,025
Belo Corp. Class A .....      35,600    1,237,100
Callaway Golf Co. ......     263,600    5,963,950
Carmike Cinemas Class A+       7,000      157,500
Chris-Craft
  Industries, Inc.+ ....      53,900    2,331,175
Clear Channel
  Communications, Inc.+       10,800      476,550
Genting Bhd ............      99,000      826,625
Granada Group Plc ......      75,100      752,072
Grand Casinos, Inc.+ ...      96,000    2,232,000
Gtech Holdings Corp.+ ..     238,500    6,201,000
King World Production,
  Inc.+  ...............     375,000   14,578,125
Magnum Corp. Bhd .......     282,000      533,123
Media General, Inc. ....      29,700      902,138
Mirage Resorts, Inc.+ ..      97,000    3,346,500
Regal Cinemas, Inc.+ ...      84,300    2,507,925
                                        ---------
                                       42,246,808
                                        ---------

Medical Supplies (1.5%)
Baxter
  International, Inc. ..      94,800    3,969,750
Coherent, Inc.+ ........      79,800    3,231,900
Cordis Corp.+ ..........      54,600    5,487,300
Guidant Corp. ..........     272,819   11,526,603
Haemonetics Corp.+ .....      44,400      788,100
McKesson Corp. .........      15,900      804,938
Medtronic, Inc. ........     991,400   55,394,474
North American
  Biologicals, Inc.+ ...     187,600    2,016,700
Sola International,
  Inc.+  ...............      31,300      790,325
                                        ---------
                                       84,010,090
                                        ---------

Metals and Mining (2.4%)
Acme Metals, Inc.+ ......     20,500      292,125
AK Steel Holding Corp. ..     42,000    1,438,500
Alcan Aluminum Ltd. .....    370,900   11,542,958
Aluminum Co. of America..    371,500   19,643,063
Asarco, Inc. ............    190,000    6,080,000
Ashland Coal, Inc. ......     14,400      307,800
Brenco, Inc. ............     12,700      130,175
Carpenter Technology
  Corp ..................     82,200    3,380,475
Cleveland-Cliffs, Inc. ..     58,000    2,378,000
Commonwealth Aluminum
  Corp ..................     80,000    1,240,000
Cyprus Amax Minerals Co.     815,200   21,297,100
Dofasco, Inc. ...........     66,555      841,753
Falconbridge Ltd. .......     40,200      854,755
Handy & Harman ..........     82,200    1,356,300
J & L Specilty
  Steel, Inc. ...........    162,100    3,039,375
Kalmar Industries .......     16,000      265,564
Kennametal, Inc. ........     56,300    1,787,525
Kon. Ned. Hoogovens En ..         16          536
Lukens, Inc. ............     36,100    1,037,875
MAF Bancorp, Inc. .......      6,380      159,500
Magma Copper Co.+ .......    157,400    4,387,525
Minerals Technologies,
  Inc ...................     18,700      682,550
Mueller ............
  Industries, Inc.+
Phelps Dodge Corp. ......    120,000    3,510,000



Metals and Mining (continued)
Quanex Corp. ............     15,200  $   294,500
Santa Fe Pacific Gold ...    424,800    5,150,700
  Corp ..................
SSAB Svenskt Sta AB .....     44,000      451,459
                                        ---------
                                      137,210,487
                                        ---------

Oil and Gas (10.0%)
Alberta Energy Co. Ltd.+      55,200      885,329
Amoco Corp. .............    528,109   37,957,833
Atlantic Richfield Co. ..     45,200    5,005,900
BJ Services Co.+ ........     83,000    2,407,000
Burmah Castrol Plc ......     91,700    1,329,768
Camco International,
  Inc ...................     70,100    1,962,800
Chesapeake Energy Corp.+      46,800    1,556,100
Columbia Gas System,
  Inc.+ .................     46,900    2,057,738
Conwest Exploration Co. .     45,600      911,064
Devon Energy Corp. ......     13,400      341,700
Diamond Shamrock, Inc. ..     64,000    1,656,000
Enron Oil & Gas Co. .....     66,600    1,598,400
Exxon Corp. .............  1,665,000  133,408,124
Global Industries Ltd.+       18,000      540,000
Halliburton Co. .........    946,100   47,896,312
Imperial Oil Ltd. .......          1           18
KCS Energy, Inc. ........     21,000      315,000
Leviathan Gas Pipeline
  Partners L. P .........     65,600    1,861,400
Mobil Corp. .............    789,900   88,468,799
NGC Corp. ...............     33,000      292,875
OEMV AG .................      9,500      825,423
Oneok, Inc. .............     95,000    2,173,125
Panhandle Eastern Corp..     299,800    8,356,925
Petro-Canada ............     80,000      923,821
Petronas Gas Bhd ........    110,000      374,754
Pride Petroleum
  Services, Inc.+ .......    118,000    1,253,750
Royal Dutch Petroleum
  Co ....................    812,800  114,706,399
Shell Transport &
  Trading Co. ...........    123,000   10,009,125
Smith
  International, Inc.+ ..    292,500    6,873,750
Sonat Offshore Drilling
  Co ....................    198,800    8,896,300
Sun Company, Inc. .......    520,900   14,259,638
Tesoro Petroleum Corp.+       70,000      603,750
Texaco, Inc. ............    795,800   62,470,299
Tide West Oil Co.+ ......     14,000      187,250
TransCanada Pipelines
  Ltd ...................          1           12
Union Texas Petroleum
  Holdings, Inc. ........    141,200    2,735,750
                                        ---------
                                      565,102,231
                                        ---------

Paper and Containers (2.0%)
Abitibi-Price, Inc. .....     51,100      735,272
ACX Technologies, Inc.+       10,400      157,300
Asia Pulp & Paper Co. ...    146,000    1,186,250
  Ltd.+
Bobst SA ................        105      164,248
Champion International ..    565,200   23,738,400
  Corp ..................
Chesapeake Corp. ........    103,000    3,051,375
Consolidated ............     72,800    4,085,900
  Papers, Inc. ..........
Georgia-Pacific Corp. ...    240,600   16,511,175
Glatfelter (P.H.) Co. ...     24,800      424,700

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                             Number of    Market
                              Shares      Value
                             -------     -------

Paper and Containers (continued)
Kymmene OY ..............     23,900  $   632,974
Leykam-Muerztaler
  Papier+ ...............      9,600      304,093
Macmillan Bloedel Ltd. ..     68,500      847,524
MayrMelnhof Karton AG ...     10,500      526,533
Mead Corp. ..............    529,900   27,687,275
Metsa Serla Class B .....     14,800      456,727
Missouri Och Domsjoe AB .      8,100      345,882
Rayoner, Inc. ...........    123,800    4,131,825
Repola Oy ...............     42,800      808,254
Rock-Tenn Co. Class A ...      2,900       47,125
Stone-Consolidated
  Corp.+ ................     62,400      800,645
Stora Kopparbergs .......     35,000      411,926
Temple-Inland, Inc. .....    269,900   11,909,338
Willamette Industries,
  Inc ...................    281,500   15,834,375
                                        ---------
                                      114,799,116
                                        ---------
Pharmaceuticals (7.9%)
Abbott Laboratories .....    399,800   16,691,650
Alliance Pharmaceutical+      35,100      478,238
Autoimmune, Inc.+ .......     15,600      175,500
Becton, Dickinson & Co..     477,900   35,842,499
Bristol-Myers Squibb Co.     996,100   85,540,087
COR Therapeutics, Inc.+.     119,500    1,000,813
Immulogic
  Pharmaceutical Corp.+ .     42,100      810,425
Immunex Corp.+ ..........     11,500      189,750
Johnson & Johnson .......  1,255,900  107,536,437
Jones Medical
  Industries, Inc. ......     23,900      576,588
Merck & Co., Inc. .......    586,700   38,575,524
Novo-Nordisk AS .........     10,800    1,481,054
Pfizer, Inc. ............  1,508,400   95,029,199
R.P. Scherer Corp.+ .....     87,400    4,293,525
Rhone-Poulenc Rorer,
  Inc ...................     80,000    4,260,000
Roche Holding AG ........        135    1,070,544
Schering Plough .........    894,800   48,990,299
Vical, Inc.+ ............     23,200      281,300
Watson Pharmaceuticals,
  Inc.+ .................     68,400    3,351,600
                                        ---------
                                      446,175,032
                                        ---------

Printing and Publishing (1.4%)
Banta Corp. .............    171,200    7,532,800
Cadmus Communications ...      5,300      143,100
  Corp ..................
Central Newspapers, .....     50,700    1,590,713
  Inc.  Class A
Devon Group, Inc.+ ......     23,000      668,438
Gannett Company, Inc. ...    286,600   17,590,075
Lee Enterprises, Inc. ...     20,000      460,000
Meredith Corp. ..........     31,200    1,306,500
Mondadori (Arnoldo) .....     90,000      780,611
  Editore SpA
New York Times Co. ......    280,500    8,309,813
Pulitzer Publishing Co. .     41,000    1,957,750
Scholastic Corp.+ .......     72,600    5,644,650
Scientific Games ........     46,800    1,766,700
  Holdings Corp.+
Toppan Printing Co. Ltd.     140,000    1,845,766
Tribune Co. .............    461,000   28,178,625



Printing and Publishing (continued)
VNU-Verenigde ...........
  Nederlands Uitgev            6,200  $   852,012
                                        ---------
                                       78,627,553
                                        ---------

Real Estate Investment Trusts (3.0%)
AMLI Residential
  Properities Trust .....     55,900    1,118,000
Amoy Properties Ltd. ....    200,000      199,167
Apartment Investment &
  Management ............     27,500      536,250
Associated Estates
  Realty Corp. ..........    118,000    2,537,000
Beacon Properties Corp. .    200,800    4,618,400
Bre Properties, Inc.
  Class A ...............     42,500    1,514,063
CALI Realty Corp. .......     85,800    1,876,875
Camden Property Trust ...     90,600    2,163,075
Carr Realty Corp. .......     36,300      884,813
CBL & Associates
  Properties, Inc. ......    107,900    2,346,825
Centerpoint Properties
  Corp ..................     23,400      541,125
Chelsea GCA Realty, Inc.     126,900    3,807,000
Colonial Properties
  Trust .................    111,400    2,840,700
Cousins Properties, Inc.      29,000      587,250
Crescent Real Estate
  Equities, Inc. ........    216,500    7,388,063
Crown America Realty
  Trust .................    228,300    1,797,863
Debartolo Realty Corp. ..    403,300    5,242,900
Developers Diversified
  Realty Corp. ..........    172,500    5,175,000
Duke Realty
  Investments, Inc. .....    276,700    8,681,463
Equity Inns, Inc. .......    186,500    2,144,750
Equity Residential
  Properties Trust ......    242,500    7,426,563
Essex Property
  Trust, Inc. ...........     48,000      924,000
Evans Withycombe
  Residential, Inc. .....     35,000      752,500
Excel Realty Trust, Inc.     114,800    2,353,400
First Industrial Realty
  Trust, Inc. ...........    118,200    2,659,500
General Growth
  Properties ............    184,900    3,836,675
Healthcare Realty
  Trust, Inc. ...........     63,000    1,449,000
HGI Realty, Inc. ........    150,300    3,438,113
Highwood
  Properties, Inc. ......    310,400    8,768,800
Hong Kong Land Holdings
  Ltd ...................    600,000    1,110,000
JP Realty, Inc. .........     27,000      590,625
Kimco Realty Corp. ......    187,050    5,097,113
Kranzco Realty Trust ....     45,300      668,175
LTC Properties, Inc. ....     22,400      336,000
Manufactured Home
  Communities, Inc. .....     44,800      784,000
Merry Land & Investment
  Co., Inc. .............    144,000    3,402,000
MGI Properties, Inc. ....     72,300    1,211,025
Mid-America Apartment
  Communities, Inc. .....     52,500    1,299,375
National Golf
  Properties, Inc. ......     97,200    2,223,450
National Health
  Investors, Inc. .......    152,800    5,061,500
O.Y.L. Industries Bhd ...     23,000      178,456
Oasis Residential, Inc..     264,200    6,010,550
Patriot American
  Hospitality, Inc. .....     46,600    1,199,950
Post Properties, Inc. ...    119,000    3,793,125
Price REIT, Inc. ........     17,500      485,625
Prime Residential, Inc...    118,900    2,199,650
Public Storage, Inc. ....    429,900    8,168,100
Realty Income Corp. .....     76,000    1,710,000
Santa Anita Realty
  Enterprises, Inc. .....      5,800       68,875

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                              Number of     Market
                               Shares       Value
                              -------      -------

Real Estate Investment Trusts (continued)
RPS Realty Trust ........     65,900  $   304,788
Security Capital
  Industrial Trust ......    121,000    2,117,500
Sekisui House ...........    149,000    1,906,645
Smith (Charles E.)
  Residential Realty Co.      16,400      387,450
South West
  Property Trust ........    211,900    2,860,650
Spieker Properties, Inc..    252,100    6,334,013
Starwood Lodging Trust ..     33,800    1,005,550
Storage USA, Inc. .......     29,500      962,438
Tanger Factory Outlet
  Centers, Inc. .........     94,100    2,352,500
Vornado Realty Trust ....    188,800    7,080,000
Walden Residential
  Properties, Inc. ......    164,800    3,440,200
Weeks Corp. .............     26,800      673,350
Weingarten Realty
  Investors .............    120,100    4,563,800
Winston Hotels, Inc. ....     46,600      553,375
                                        ---------
                                      167,748,986
                                        ---------
Retail (2.2%)
Albertson's, Inc. .......    127,600    4,194,850
Arbor Drugs, Inc. .......     23,600      495,600
Asda Group Plc ..........    600,000    1,029,374
Big B, Inc. .............    107,400    1,074,000
Bruno's, Inc. ...........      2,380       24,990
Burton Group Plc ........  1,263,759    2,639,041
Cardinal Health, Inc. ...     47,600    2,606,100
Casey's General Stores,
  Inc ...................     35,100      767,813
CDW Computer Centers,
  Inc.+  ................     12,200      494,100
Claire's Stores, Inc. ...     85,000    1,498,125
Consolidated
  Stores Corp.+ .........     26,200      569,850
Eckerd Corp.+ ...........     27,900    1,245,038
Egghead, Inc.+ ..........     51,500      331,531
Fabri-Centers of
  America Class A  ......     11,000      145,750
Fabri-Centers of
  America Class B+ ......      8,100       87,075
Familymart ..............     40,300    1,820,542
Fay's Drug Co. ..........     52,300      392,250
Fingerhut Companies,
  Inc ...................     36,000      499,500
General Host Corp.+ .....     79,600      318,400
Hannaford Brothers, Co. .     71,000    1,748,375
Hudson's Bay Co. ........     29,100      418,717
Ito-Yokado Co., Ltd. ....     25,000    1,541,370
JUSCO Co. ...............     65,000    1,695,022
Kesko ...................     51,700      644,137
Koninklijke Ahold N.V ...     24,003      980,723
Kroger Equity, Inc.+ ....     22,700      241,188
Laclede Gas Co. .........     41,200      870,350
Merkur Holding AG .......      1,225      269,336
Proffitt's Inc.+ ........     23,000      603,750
Rex Stores Corp.+ .......     25,000      443,750
Rite Aid Corp. ..........    567,000   19,419,750
Robinson & Co. Ltd. .....     65,000      271,121
Ross Stores, Inc. .......    115,000    2,199,375
Ruddick Corp. ...........     26,200      301,300
Russ Berrie & Co., Inc. .     33,000      416,625
Sears, Roebuck & Co. ....  1,335,000   52,064,999


Retail (continued)
Shopko Stores, Inc. .....     17,600  $   198,000
Urban Shopping Centers,
  Inc ...................     68,200    1,457,775
Viking Office Products,
  Inc.+ .................     41,200    1,915,800
Vons Companies, Inc.+ ...    133,000    3,757,250
Waban, Inc.+ ............     75,000    1,406,250
Wal-Mart Stores, Inc. ...    416,600    9,321,425
Zale Corp.+ .............     25,000      403,125
                                        ---------
                                      122,823,442
                                        ---------
Specialty Consumer Durables (0.1%)
Bio-Rad Labs, Inc.
  Class A+ ..............    38,000     1,615,000
Collagen Corp. ..........    26,000       549,250
Fusion Systems Corp.+ ...    12,200       341,600
Polaris Industries, Inc.    147,850     4,343,094
                                        ---------
                                        6,848,944
                                        ---------
Telecommunications (2.5%)
Ameritech Corp. ......... 1,436,700    84,765,299
AT&T Corp. ..............   729,400    47,228,649
Cascade Communications
  Corp.+ ................    55,100     4,697,275
Case Corp. ..............    99,900     4,570,425
GN Store Nord AS ........     4,100       329,213
Holophane Corp.+ ........    68,550     1,490,963
                                        ---------
                                      143,081,824
                                        ---------
Transportation (1.8%)
Alaska Air Group, Inc.+      22,100       359,125
American President
  Cos., Ltd. ............   185,300     4,261,900
AMR Corp.+ ..............   677,100    50,274,674
Bergesen d.y. AS Class B     15,000       294,392
British Airways Plc .....   151,200     1,093,950
Canadian National
  Railway Co.+ ..........   134,400     2,016,000
Comair Holdings, Inc. ...   157,500     4,232,813
Conrail, Inc. ...........   117,300     8,211,000
CSX Corp. ...............   140,000     6,387,500
Eagle USA Airfreight,
  Inc.+ .................     9,300       244,125
East Japan Railway Co. ..       244     1,187,417
Expeditors International
  of Washington, Inc. ...    27,100       707,988
Florida East Coast
  Industries, Inc. ......     6,500       443,625
Harper Group, Inc. ......    57,000     1,011,750
Hornbeck Offshore
  Services, Inc.+ .......    24,500       480,813
Kvaerner AS .............    37,500     1,329,514
M.S. Carriers, Inc.+ ....    38,800       776,000
Malaysian International
  Shipping Bhd ..........    93,000       243,580
Navistar International
  Corp.+ ................   645,700     6,779,850
Nippon Express Co. Ltd. .   120,000     1,156,318
Peninsular & Orient
  Steam Navigation Co. ..   205,400     1,517,983
PHH Corp. ...............    66,200     3,094,850
Singapore Airlines Ltd. .   119,000     1,110,498
UAL Corp.+ ..............    27,100     4,837,350
Werner Enterprises, Inc.     28,000       567,000
                                        ---------
                                      102,620,015
                                        ---------

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
---------------------------------------------------------

                               Number of      Market
                                Shares        Value
                               -------       -------

Utilities - Electric (4.6%)
Boston Edison Co. ............   137,400   $ 4,053,300
California Energy Co.,
  Inc.+ ......................    95,000     1,852,500
Centerior Energy Corp. .......    66,000       585,750
Central Hudson Gas &
  Electric Co. ...............    41,900     1,293,663
Cilcorp, Inc. ................    30,300     1,283,963
Commonwealth Energy
  System, Inc. ...............    24,200     1,082,950
Consolidated Edison Co.
  of New York, Inc. ..........   620,000    19,840,000
Destec Energy, Inc.+ .........     3,600        49,500
DQE, Inc. ....................   152,550     4,690,913
Electrowatt AG ...............     1,720       630,781
Entergy Corp. ................   744,000    21,762,000
Florida Progress Corp. .......   112,400     3,976,150
General Public
  Utilities Corp. ............   110,000     3,740,000
Green Mountain Power
  Corp .......................     3,000        83,250
Hawaiian Electric
  Industries, Inc. ...........    18,700       724,625
Hokkaido Electric Power Co. ..       140         3,257
Houston Industries, Inc.         200,000     4,850,000
IES Industries, Inc. .........    86,000     2,279,000
Illinova Corp. ...............   213,600     6,408,000
IPALCO Enterprises, Inc. .....    10,300       392,688
Korea Electric Power
  Corp. ADR ..................    40,000     1,070,000
LG&E Corp. ...................    35,400     1,495,650
MDU Resources Group, Inc. ....    41,400       822,825
Midamerican Energy Co. .......    25,000       418,750
National Power PLC ADR (d) ...    42,050       388,963
New England Electric
  System .....................    93,000     3,685,125
New York State Electric
  & Gas Corp. ................   226,100     5,850,338
Nipsco Industries, Inc.. .....   135,200     5,171,400
Northeast Utilities ..........   121,300     2,956,688
Northern States Power Co. ....   115,400     5,669,025
Oklahoma Gas & Electric Co. ..    58,700     2,524,100
Orange & Rockland
  Utilities, Inc. ............    40,000     1,430,000
Pacific Gas and
  Electric Co. ...............   410,200    11,639,425
Peco Energy Co. ..............   661,900    19,939,738
Pinnacle West Capital Corp. ..   223,400     6,422,750
Portland General Corp. .......   132,000     3,844,500
Powergen PLC ADR (d) .........    42,050       551,906
Public Service Co.
  of Colorado+ ...............   124,600     4,407,725
Public Service Co. of
  New Mexico+ ................   180,000     3,172,500
Rochester Gas &
  Electric Corp. .............    69,300     1,567,913
San Diego Gas &
  Electric Co. ...............   126,200     2,997,250
SCEcorp ...................... 1,909,800    33,898,950
Sierra Pacific Resources .....   124,400     2,907,850
Sithe Energies, Inc.+ ........   587,200     3,523,200
Southwestern Public
  Service Co. ................    19,600       641,900
Texas Utilities Co. ..........   148,700     6,115,288
TNP Enterprises, Inc. ........    24,300       455,625
Tohoku Electric Power ........    38,000       917,260
Transalta Corp. ..............    80,800       866,412
Unicom Corp. ................. 1,217,100    39,860,024
United Illuminating Co. ......    36,000     1,345,500


Utilities - Electric (continued)
Western Resources, Inc. ......    59,300   $ 1,979,138
WPS Resources Corp. ..........    36,300     1,234,200
                                             ---------
                                           259,354,208
                                             ---------

Utilities - Oil and Gas (1.0%)
Atlanta Gas Light Co. ........   223,000     4,404,250
Brooklyn Union Gas Co. (The) .    82,700     2,418,975
Coastal Corp. (The) ..........   366,500    13,652,125
Connecticut Energy Corp. .....    11,800       262,550
MCN Corp. ....................    34,300       797,475
New Jersey Resources Corp. ...    43,000     1,295,375
Northwest Natural Gas Co. ....    12,100       399,300
Pacific Enterprises ..........   225,100     6,359,075
Phoenix Resource Co., Inc. ...    64,400     1,110,900
Piedmont Natural Gas, Inc. ...    15,500       360,375
Public Service Co. of
  North Carolina .............     4,400        78,650
Southern Indiana Gas &
  Electric Co. ...............    15,000       521,250
Valero Energy Corp. ..........    88,000     2,156,000
Washington Gas Light Co. .....    26,200       537,100
Wicor, Inc. ..................    11,100       357,975
Williams Cos., Inc. ..........   510,100    22,380,638
                                             ---------
                                            57,092,013
                                             ---------

Utilities - Telephone (4.4%)
Bell Atlantic Corp. ..........   360,000    24,075,000
BellSouth Corp. .............. 1,749,200    76,090,199
Century Telephone
  Enterprises ................   156,000     4,953,000
Cincinnati Bell, Inc. ........   342,000    11,884,500
Citizens Utilities Co.+  .....    21,641       275,920
DDI Corp. ....................       214     1,659,638
Frontier Corp. ...............    26,600       798,000
GTE Corp. ....................   351,000    15,444,000
Nippon Telegraph &
  Telephone Corp. ............       229     1,853,667
NYNEX Corp. ..................   280,100    15,125,400
SBC Communications, Inc. .....   420,000    24,150,000
Southern New England
  Telecommunications Corp. ...   135,100     5,370,225
Sprint Corp. ................. 1,695,000    67,588,124
Telecom Italia SpA ...........   350,000       544,927
Tellabs, Inc.+ ...............    37,200     1,376,400
                                             ---------
                                           251,189,000
                                             ---------

Utilities - Water (0.0%)
Welsh Water Plc ..............    72,083       867,354
Total Common Stocks
  (cost $3,891,283,962) ......          $5,141,754,533
                                             ---------
PREFERRED STOCKS (3.7%)

Banks (1.2%)
BankAmerica Corp. ............   981,300    63,539,174
Barnett Banks, Inc. ..........    23,000     2,564,500
Creditanstalt-Bankverein .....    18,600       956,726
                                             ---------
                                            67,060,400
                                             ---------


See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                 Number of    Market
                                  Shares      Value
                                 -------     -------

Chemicals (0.6%)
Union Carbide Corp. ..........   902,300   $33,836,250
                                             ---------
Commercial Services (0.1%)
Alco Standard Corp. ..........    20,800     2,111,200
                                             ---------

Computers and Office Equipment (0.0%)
Ceridian Corp. ...............    21,000     1,942,500
                                             ---------

Diversified (0.0%)
Sea Containers, Ltd. .........    36,000     1,575,000
                                             ---------

Electrical Equipment (0.7%)
FPL Group, Inc. ..............   785,600    36,432,199
Nokia AB Class A .............    76,000     2,992,953
                                             ---------
                                            39,425,152
                                             ---------

Financial Services (0.8%)
Alexander & Alexander(b) .....    49,000     2,376,500
American Express Exch Note ...   663,900    36,846,449
Phoenix Duff & Phelps Corp. ..     7,800       196,950
Travelers, Inc. ..............    41,800     3,647,050
                                             ---------
                                            43,066,949
                                             ---------

Foods and Beverages (0.0%)
Corning Delaware L.P. ........    13,900       700,213
Union Planters Co. ...........    18,600       737,025
                                             ---------
                                             1,437,238
                                             ---------

Machinery and Equipment (0.0%)
Case Corp.(b) ................    14,200     1,604,600
                                             ---------

Media and Entertainment (0.0%)
AMC Entertainment ............    15,850       645,888
                                             ---------

Metals and Mining (0.1%)
Cyprus Amax Minerals Co. .....    42,100     2,473,375
                                             ---------

Paper and Containers (0.0%)
International
  Paper Co.(b) ...............     9,300       413,850
                                             ---------

Pollution Control (0.0%)
William Cos., Inc. ...........    27,900     2,064,600
                                             ---------

Real Estate Investment Trusts (0.0%)
Security Capital .............
Pacific Trust                     19,400       475,300
                                             ---------

Retail (0.2%)
Dillard Department
  Stores, Inc. ...............   249,500     7,110,750
Tanger Factory Outlet
  Centers, Inc. ..............    55,800     1,283,400
                                             ---------
                                             8,394,150
                                             ---------

Utilities - Oil and Gas (0.0%)
Valero Energy Corp. ..........    37,200     1,915,800
                                             ---------

Utilities - Water (0.0%)
Welsh Water Plc ..............    77,850       131,748
Total Preferred Stocks
  (cost $165,464,349) ........            $208,574,000
                                              --------
Warrants (0.0%)

Morgan Stanley American
  Express Hong ...............
  Kong Call+                     294,000     1,249,500
                                             ---------
Total Warrants (cost
  $1,447,583) ................              $1,249,500
                                              --------

LONG TERM BONDS AND NOTES (1.0%)
Corporate Bonds - Convertible (1.0%)

Building Materials and Construction (0.0%)
Continental Homes
  Holding Corp., .............   700,000   $   746,069
  6.875%, 11/01/02                           ---------

Commercial Services (0.0%)
Ogden Corp., 6.00%,
  06/01/02 ...................   475,000       446,500
                                             ---------

Computer Software (0.0%)
Automatic Data
  Processing, Inc.,
  0.00%, 02/20/12 ............ 3,800,000     1,838,495
                                             ---------

Electrical and Electronics (0 1%)
Motorola, Inc., 0.00%,
  09/27/13 ................... 1,000,000       763,750
National Semiconductor
  Corp.(b), 6.50%,
  10/01/02 ................... 4,650,000     4,312,875
Seagate Technology,
  Inc., 6.75%, 05/01/12 ...... 1,860,000     2,180,850
                                             ---------
                                             7,257,475
                                             ---------

Financial Services (0.1%)
Mitsubishi Bank, 3.00%,
  11/30/02 ................... 1,680,000     1,943,592
Old Republic International,
  5.75%, 08/15/02 ............ 1,415,000     1,938,550
                                             ---------
                                             3,882,142
                                             ---------

Health Services (0.0%)
Integrated Health Services,
  5.75%, 01/01/01 ............   930,000       925,350
                                             ---------

Household Products (0.0%)
Fieldcrest Cannon, Inc.,
  6.00%, 03/15/12 ............   450,000       307,125
                                             ---------

Insurance (0.1%)
Horace Mann Educators
  Corp., 6.50%, 12/01/99 .....   930,000       953,250
NAC Re Corp.(b), 5.25%,
  12/15/02 ...................   930,000       930,000
                                             ---------
                                             1,883,250
                                             ---------

Machinery and Equipment (0.1%)
AGCO Corp., 6.50%,
  06/01/08 ................... 1,260,000     4,959,940
Lam Research Corp., 6.00%,
  05/01/03 ...................   232,000       462,840
                                             ---------
                                             5,422,780
                                             ---------

Media and Entertainment (0.0%)
Carnival Corp., 4.50%,
  07/01/97 ...................   680,000       986,000
                                             ---------

Metals and Mining (0.1%)
Agnico-Eagle Mines
  Ltd., 3.50%, 01/27/04 ...... 2,900,000     2,465,461
Allegheny Ludlum Corp.,
  5.875%, 03/15/02 ...........   930,000       962,921
Battle Mountain Gold
  Co., 6.00%, 01/04/05 .......   500,000       412,500
                                             ---------
                                             3,840,882
                                             ---------

Oil and Gas (0.2%)
Apache Corp.(b), 6.00%,
  01/15/02 ...................   1,470,000   1,675,800
Baker Hughes, Inc.,
  0.00%, 05/05/08 ............   9,975,000   6,422,916
Consolidated Natural
  Gas Co., 7.25%,
  12/15/15 ...................     950,000     983,250
Pennzoil Co., 4.75%,
  10/01/03 ...................   1,000,000   1,008,750
Pogo Producing, 5.50%,
  03/15/04 ...................   1,395,000   1,886,738
                                             ---------
                                            11,977,454
                                             ---------

See Notes to Portfolio of Investments.

Aetna Variable Fund
Portfolio of Investments - December 31, 1995 (continued)
---------------------------------------------------------
                                Number of     Market
                                  Shares      Value
                                 -------     -------

Pharmaceuticals (0.0%)
Bindley Western, 6.50%,
  10/01/02 ................... $ 930,000   $   963,713
                                             ---------

Pollution Control (0.1%)
Browning-Ferris
  Industries, Inc.,
  6.75%, 07/18/05 ............ 2,850,000     2,857,125
                                             ---------

Printing and Publishing (0.1%)
Omnicom Group(b),
  4.50%, 09/01/00 ............ 1,395,000     1,879,763
                                             ---------

Retail (0.1%)
Costco Wholesale Inc., ....... 2,225,000     2,147,234
5.75%, 05/15/02
Hechinger Co., 5.50%, ........ 1,500,000       701,250
  04/01/12
Office Depot, Inc., .......... 1,100,000       759,000
  0.00%, 12/11/07
Proffitt's Inc., 4.75%,
  11/01/03 ................... 1,860,000     1,618,200
                                             ---------
                                             5,225,684
                                             ---------

Telecommunications (0.0%)
Aspect Telecommunications(b),
  5.00%, 10/15/03 ............ 930,000       1,660,050
                                             ---------

Transportation (0.0%)
AMR Corp., 6.125%,
  11/01/24 ................... 930,000         976,128
                                             ---------

Utilities - Electric (0.0%)
California Energy Co.,
  Inc.(b), 5.00%, 07/31/00 ... 950,000         957,125
Potomac Electric Power, 7.00%,
01/15/18 ..................... 750,000         766,875
                                             ---------
                                             1,724,000
Total Corporate Bonds - Convertible
  (cost $49,824,523) .........             $54,799,985
                                             ---------

U.S. Government Obligations  (0.3%)

U.S. Treasury Note(e),
  5.125%, 03/31/96............   900,000       899,859
U.S. Treasury Note(c),
  9.25%, 01/15/96............. 3,500,000    13,524,705
                                             ---------
Total U.S. Government
  Obligations (cost
  $14,413,401) ...............             $14,424,564
                                             ---------
Total Long Term Bonds and
  Notes (cost $64,237,924) ..              $69,224,549
                                             ---------

Short-Term Investments (3.6%)
Abbey National North
  America, Comm. Paper,
  6.15%, 01/02/96 ........... 25,000,000    25,000,000
Detroit Edison Co.,
  Corp. Note, 6.15%,
  01/02/96 .................. 17,000,000    17,000,000
General American
  Transportation Corp.,
  Comm. Paper, 6.05%,
  01/12/96 ..................  1,790,000     1,786,992
General Motors
  Acceptance Corp.,
  Corp. Note, 6.00%,
  01/02/96 .................. 33,581,000    33,581,000
IBM Corp., Comm. Paper,
  5.95%, 01/03/96 ........... 25,000,000    24,995,868
Public Service Co. of
  Colorado, Comm ............
  Paper, 6.05%, 01/02/96 ....  9,400,000     9,377,336
Sundstrand Corp., Comm ......
  Paper, 6.05%, 01/02/96 .... 39,152,000    39,152,000
TCI Communications,
  Inc., Comm. Paper,
  6.20%, 01/22/96 ........... 10,000,000     9,965,556
TCI Communications,
  Inc., Comm. Paper,
  6.38%, 01/09/96 ........... 10,000,000     9,987,594
TCI Communications,
  Inc., Comm. Paper,
  6.25%, 01/17/96 ...........  9,000,000     8,976,563
Texas Utilities
  Electric Co., Comm ........
  Paper, 6.30%, 01/05/96 .... 10,000,000     9,994,750
USL Capital Corp.,
  Comm. Paper, 6.00%,
  01/04/96 .................. 15,000,000    14,995,000
Total Short-Term
  Investments
  (cost $204,812,657) .......           $  204,812,659
                                             ---------
TOTAL INVESTMENTS ...........           $5,625,615,241
  (cost $4,327,246,475)(a)
Other assets less
  liabilities ...............               35,891,365
                                             ---------
Total Net Assets
                                        $5,661,506,606
                                        ==============

Notes to Portfolio of Investments
Category percentages are based on net assets.
+Non-income producing security.

(a) The cost of investments for federal income tax purposes amounted to $4,333,946,215. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains .......           $1,374,418,711
Unrealized losses ......              (82,749,685)
                                   --------------
  Net unrealized gain...           $1,291,669,026
                                   ==============

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines determined by the Board of Trustees.

(c) At December 31, 1995, U.S. Treasury Note, 9.25%, 01/15/96, principal amount $13,500,000, was pledged to cover margin requirements for open futures contracts (see Note 1of Notes to Financial Statements). Information concerning open futures contracts is shown below:

                                No. of
                                 Long      Initial   Expiration  Unrealized
                               Contracts    Value       Date     Gain/(Loss)
                              ----------  ----------  --------  -----------
All Ordinaries Share
  Price Index Futures .......      260   $10,895,697   March 96  $(53,635)
TSE 35 Index Futures ........       28     2,562,109   March 96   (23,103)
German DAX Index Futures ....      133    21,202,534   March 96  (104,206)
Topix Index Futures .........      105    15,598,908   March 96   698,076
Hang Seng Index Futures .....       59    3,820,4456   March 96    47,044
CAC 40 Stock Index Futures ..      128     9,550,652   March 96   202,045
FTSE 100 Index Futures ......       50     7,659,894   March 96    (7,452)
                                                                 --------
                                                                 $758,769
                                                                 ========

(d) Represents an installment purchase. Remaining amounts to be paid are $950,241 on February 6, 1996 and $744,133 on September 17, 1996. Future commitment is collateralized by a U.S. Treasury Note 5.125%, 03/31/96, principal amount $900,000.

(e) Security segregated as collateral for installment purchase.


See Notes to Financial Statements.

Aetna Income Shares
Portfolio of Investments - December 31, 1995
---------------------------------------------

                                    Principal       Market
                                     Amount         Value
                                    --------        ------

LONG TERM BONDS AND NOTES (81.3%)
U.S. Government and Agency
  Obligations (31.9%)

Agency Mortgage-Backed Securities (6.7%)
Federal Home Loan
  Mortgage Corp.
  206-B, 2.24%, 07/15/19 ......   $  1,771,737     $  1,729,658
Federal National
  Mortgage Association,
  5.99%, 06/25/19 ...........        2,140,681        1,953,007
Government National
  Mortgage Association,
  7.50%, 03/15/24 -
  10/15/25 ..................        9,665,249        9,949,167
Government National
  Mortgage Association,
  10.00%, 10/15/09 -
  01/15/21 ..................       13,637,980       14,993,250
Government National
  Mortgage Association,
  10.50%, 02/15/13 -
  01/15/21 ..................       14,275,261       15,863,377
Government National
  Mortgage Association,
  11.00%, 02/15/10 ..........           39,439           44,073
Government National
  Mortgage Association,
  11.25%, 12/15/15 ..........           88,289           99,214
                                                 --------------
                                                     44,631,746
                                                 --------------

U.S. Agencies (2.9%)
Small Business
  Administration 92-20K,
  7.55%, 11/01/12 ...........        9,748,247       10,116,731
Student Loan Marketing
  Association, 7.82%,
  10/14/99 ..................        9,000,000        9,137,610
                                                 --------------
                                                     19,254,341
                                                 --------------

U.S. Treasuries (22.3%)
U.S. Treasury Bond,
  5.75%, 08/15/03 ...........       25,000,000       25,308,562
U.S. Treasury Bond,
  5.875%, 02/15/04 ..........       20,000,000       20,428,050
U.S. Treasury Bond,
  7.25%, 05/15/16 ...........        20,000,00       22,843,649
U.S. Treasury Bond,
  7.625%, 02/15/25 ..........       10,000,000       12,229,663
U.S. Treasury Bond,
  10.375%, 11/15/12 .........       15,000,000       20,739,843
U.S. Treasury Note,
  6.875%, 03/31/00 -
  07/31/99 ..................       45,000,000       47,430,561
                                                 --------------
                                                    148,980,328
                                                 --------------

Total U.S. Government and Agency Obligations
(cost $203,978,001) ...                            $212,866,415
                                                 --------------
Corporate Bonds (44.2%)

Financial Services (14.2%)
American General,
  8.125%, 08/15/09 ..........       10,000,000       11,526,850
Associates Corp., 7.95%,
  02/15/10 ..................       15,000,000       17,112,374
Capital One Bank,
  8.625%, 01/15/97 ..........        5,000,000        5,142,000
Chemical Bank, 6.625%,
  01/15/98 ..................       10,000,000       10,202,500
Dean Witter, Discover &
Co., 6.00%, 03/01/98 ........        6,000,000        6,056,250
Ford Motor Credit Corp.,
  FRN, 6.588%, 06/02/98 .....        7,000,000        7,022,540
Ford Motor Credit Corp.,
  FRN, 6.188%, 02/22/99 .....       15,000,000       14,966,100
General Electric Capital
  Corp., 8.625%, 06/15/08 ...       10,000,000       12,106,550
General Electric Capital
  Corp., 7.96%, 02/02/98  ...       10,000,000       10,513,000
                                                 --------------
                                                     94,648,164
                                                 --------------

Foreign and Supranationals (12.6%)
African Development
  Bank, 8.80%, 09/01/19 .....   $   11,650,000   $   14,778,491
Banco Nacional de
  Comercia Exterior,
  S.N.C., 7.25%, 02/02/04 ...        5,000,000        3,896,875
Bank of China, 6.75%,
  03/15/99 ..................        5,000,000        5,081,275
Bank of China, 8.25%,
  03/15/14 ..................        5,000,000        4,980,375
China International
  Trust, 9.00%, 10/15/06  ...       10,000,000       11,393,050
Interamerican
  Development Bank,
  12.25%, 12/15/08 ..........        4,000,000        6,168,800
International Bank For
  Reconstruction and
  Development, 9.25%,
  07/15/17 ..................       11,000,000       14,635,500
Korean Development Bank,
  9.25%, 06/15/98 ...........        5,000,000        5,365,875
Quebec Province, 7.125%,
  02/09/24 ..................        5,000,000        5,043,450
Republic of Argentina,
  10.95%, 11/01/99 ..........        3,000,000        3,215,625
Rogers Cablesystem,
  10.00%, 03/15/05 ..........        8,500,000        9,158,750
                                                 --------------
                                                     83,718,066
                                                 --------------

Other Corporate Bonds (17.4%)
Alliance Entertainment,
  11.25%, 07/15/05 ..........        5,000,000        5,050,000
Bruno's Inc., 10.50%,
  08/01/05 ..................        5,000,000        4,962,500
Columbia/HCA Healthcare,
  6.91%, 06/15/05 ...........        9,000,000        9,435,375
Georgia-Pacific Corp.,
9.50%, 12/01/11 .............       10,500,000       12,996,323
Grand Casinos Inc.,
  10.125%, 12/01/03 .........        5,100,000        5,361,375
MGM Grand Hotel, 12.00%,
  05/01/02 ..................        8,000,000        8,790,000
News America Holdings
  Inc., 9.25%, 02/01/13 .....       10,000,000       11,805,550
Paramount Communications
  Inc., 7.50%, 07/15/23 .....       11,500,000       11,114,060
Ralph's Grocery, 10.45%,
  06/15/04 ..................        5,000,000        5,087,500
Stone Container Corp.,
  9.875%, 02/01/01 ..........        4,500,000        4,387,500
Telewest Plc, 11.00%,
  10/01/07 ..................        6,850,000        4,144,250
Tenet Healthcare Corp.,
  9.625%, 09/01/02 ..........        6,220,000        6,849,775
Time Warner
  Entertainment, 9.625%,
  05/01/02 ..................        5,000,000        5,798,850
Time Warner, Inc.,
  7.45%, 02/01/98 ...........        7,000,000        7,198,380
TRW Inc., 9.35%, 06/04/20 ...       10,000,000       13,353,300
                                                 --------------
                                                    116,334,738
                                                 --------------
Total Corporate Bonds
  (cost 274,961,401) ....                          $294,700,968
                                                 --------------
Non-Agency Mortgage-Backed Securities (3.3%)

Asset-Backed Securities (3.3%)
Chase Mortgage Finance,
  6.75%, 11/25/09 ...........       10,915,000       10,950,815
First Chicago Master
  Trust 94I-a, 6.045%,
  01/15/99 ..................        8,000,000        8,012,160
Security Pacific
  National Bank, 8.50%,
  09/01/16 ..................          353,601          358,734
Security Pacific
  National Bank, 8.50%,
  03/01/17 ..................        2,905,132        2,883,343
                                                 --------------
                                                     22,205,052
                                                 --------------
Total Non-Agency
  Mortgage-Backed
  Securities
  (cost $21,873,230) ........                    $   22,205,052
                                                 --------------


See Notes to Portfolio of Investments.

Aetna Income Shares
Portfolio of Investments - December 31, 1995 (continued)
----------------------------------------------------------

                                   Principal         Market
                                    Amount           Value
                                   --------          ------

Corporate Bonds - Convertible (1.0%)

Foreign and Supranationals (1.0%)
Petronas Gas Bhd(b),
  7.125%, 08/15/05 ..........   $    6,000,000   $    6,363,750
                                                 --------------
Total Corporate Bonds -
  Convertible
  (cost $5,968,675) .........                    $    6,363,750
                                                 --------------
Corporate Notes (0.9%)

Foreign and Supranationals (0.9%)
Swire Pacific, Ltd(b),
  8.50%, 09/29/04 ...........        5,500,000        6,047,937
                                                 --------------
Total Corporate Notes
(cost $5,491,192) ...........                    $    6,047,937
                                                 --------------
Total Long Term
  Bonds and Notes
  (cost $512,272,499) .......                    $  542,184,122
                                                 --------------

                                     Number of        Market
                                      Shares          Value
                                    -------           -------
COMMON STOCKS (0.6%)

Banks (0.6%)
CITICORP ....................           60,370        4,059,883
                                                 --------------
Total Common Stocks
  (cost $3,040,516) .........                    $    4,059,883
                                                 --------------

                                    Principal         Market
                                     Amount           Value
                                    --------          ------
Short-Term Investments (16.5%)
Detroit Edison Co.,
  Corp. Note, 6.15%,
  01/02/96 ..................   $   20,000,000   $   20,000,000
Mapco, Inc., Corp. Note,
  6.375%, 01/19/96 ..........       10,000,000        9,969,896
Public Service Co. of
  Colorado, Comm. Paper,
  6.05%, 01/02/96 ...........       10,000,000        9,975,889
Sears Roebuck Acceptance
  Corp., Comm. Paper,
  6.00%, 01/05/96 ...........       15,000,000       14,992,500
Source One Mortgage
  Services Corp., Comm ......
  Paper, 6.15%, 01/09/96  ...       10,000,000        9,988,042
Sundstrand Corp., Comm ......
  Paper, 6.05%, 01/02/96  ...       27,353,000       27,353,000
TCI Communications,
  Inc., Comm. Paper,
  6.20%, 01/22/96 ...........        9,500,000        9,498,316
TCI Communications,
  Inc., Comm. Paper,
  6.38%, 01/09/96 ...........        8,000,000        7,990,076
                                                 --------------
Total Short-Term
  Investments
  (cost $109,767,719) .......                    $  109,767,719
                                                 --------------
TOTAL
  INVESTMENTS ...............                    $  656,011,724
  (cost $625,080,734)(a)
Other assets less
  liabilities ...............                        10,948,765
                                                 --------------
Total Net Assets
                                                 $  666,960,489
                                                 ==============



Notes to Portfolio of Investments

Category percentages are based on net assets.

(a) The cost of investments for federal income tax purposes amount to $625,730,151. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains ........          $31,064,363
Unrealized losses .......             (782,790)
                                   ===========
  Net unrealized gain....          $30,281,573
                                   ===========

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees
 .

See Notes to Financial Statements.

Aetna Variable Encore Fund
Portfolio of Investments - December 31, 1995
-----------------------------------------------------------

                                   Principal         Market
                                   Amount            Value
                                   --------          ------

Asset-Backed Securities (3.9%)
Bridgestone/Firestone
  Master Trust, Inc.(b),
  5.80%, 02/20/96 ...........   $    4,000,000   $    4,000,000
Dakota Certificates -
  Standard Credit Card
  Master Trust 1(b),
  5.71%, 02/09/96 ...........        7,000,000        6,957,809
Dakota Certificates -
  Standard Credit Card
  Master Trust 1(b),
  5.73%, 01/17/96 ...........        2,000,000        1,995,225
Dakota Certificates -
  Standard Credit Card
  Master Trust 1(b),
  6.05%, 01/04/96 ...........        3,000,000        2,998,992
Dakota Certificates -
  Standard Credit Card
  Master Trust 1(b),
  6.05%, 01/05/96 ...........        2,654,000        2,652,662
Ford Credit Auto Lease,
  6.00%, 05/15/96 ...........        1,528,234        1,528,234
                                                 --------------
Total Asset-Backed
  Securities ................                    $   20,132,922
                                                 --------------
Certificates of Deposit (1.9%)

Deutsche Bank AG, 5.98%,
  07/15/96 ....................     10,000,000       10,017,400
                                                 --------------
Total Certificates of
  Deposit ...................                    $   10,017,400
                                                 --------------
Commercial Paper - Domestic (28.3%)
A.H. Robins Co.,
  Inc.(b), 5.70%,
  02/07/96 ..................        5,000,000        4,971,500
American Home Products
  Corp.(b), 5.55%,
  03/26/96 ..................        5,500,000        5,426,685
American Honda Finance
  Corp., 5.62%, 04/18/96  ...        3,500,000        3,440,955
American Honda Finance
  Corp., 5.65%, 04/22/96  ...        2,000,000        1,965,040
American Honda Finance
  Corp., 5.67%, 03/14/96  ...        2,000,000        1,976,480
American Honda Finance
  Corp., 5.68%, 03/14/96  ...        3,000,000        2,964,720
Central & Southwest
  Corp., 5.75%, 02/13/96  ...        7,300,000        7,251,029
Central & Southwest
  Corp., 5.80%, 02/21/96  ...       10,000,000        9,919,444
Ciesco, L.P., 5.90%,
  01/03/96 ..................        3,000,000        2,983,521
Cooper Industries, Inc.,
  6.00%, 01/02/96 ...........       10,228,000       10,221,181
Cooperative Association
  of Tractor Dealers,
  Inc., 5.65%, 03/12/96 .....        1,500,000        1,482,975
Cooperative Association
  of Tractor Dealers,
  Inc., 5.72%, 02/15/96 .....        4,000,000        3,972,036
Cooperative Association
  of Tractor Dealers,
  Inc., 5.72%, 02/28/96 .....          700,000          693,427
Cooperative Association
  of Tractor Dealers,
  Inc., 5.75%, 02/08/96 .....        1,000,000          994,090
Cooperative Association
  of Tractor Dealers,
  Inc., 5.80%, 01/12/96 .....        1,000,000          998,389
Cooperative Association
  of Tractor Dealers,
  Inc., 6.00%, 01/02/96 .....       14,300,000       14,290,467
Cooperative Association
  of Tractor Dealers,
  Inc., 6.05%, 01/05/96 .....        3,000,000        2,972,280
Corporate Asset Funding
  Co., Inc., 5.65%,
  01/30/96 ..................        2,000,000        1,991,211
Corporate Asset Funding
  Co., Inc., 5.65%,
  02/15/96 ..................        2,000,000        1,986,189
Corporate Asset Funding
  Co., Inc., 6.10%,
  01/11/96 ..................        4,000,000        3,993,900
Countrywide Funding
  Corp., 5.80%, 02/14/96  ...        8,500,000        8,441,114
Countrywide Funding
  Corp., 6.00%, 01/22/96  ...   $    6,000,000   $    5,980,000
Dealers Capital Access
  Trust, Inc., 5.65%,
  03/11/96 ..................        2,000,000        1,977,400
Dealers Capital Access
  Trust, Inc., 5.70%,
  03/05/96 ..................        1,800,000        1,781,334
Dealers Capital Access
  Trust, Inc., 5.95%,
  01/12/96 ..................        1,600,000        1,597,356
Finova Capital Corp.,
  6.10%, 01/03/96 ...........          700,000          696,788
Fleetwood Credit
  Corp.(b), 5.80%,
  01/24/96 ..................        3,750,000        3,736,708
Fleetwood Credit
  Corp.(b), 5.80%,
  01/25/96 ..................        4,000,000        3,985,178
Fleetwood Credit Corp.,
  5.85%, 01/04/96 ...........        3,000,000        2,988,979
Norwest Financial, Inc.,
  5.65%, 02/16/96 ...........        1,000,000          992,938
PSE&G Fuel Corp., 5.85%,
  01/18/96 ..................        5,271,000        5,257,295
Sears Roebuck Acceptance
  Corp., 6.00%, 01/05/96  ...        8,000,000        7,990,667
Sheffield Receivables
  Corp., 5.65%, 02/26/96  ...        4,000,000        3,965,472
Source One Mortgage
  Services Corp., 6.15%,
  01/09/96 ..................        1,500,000        1,494,363
Source One Mortgage
  Services Corp., 6.20%,
  01/02/96 ..................        3,500,000        3,497,589
Textron Financial Corp.,
  6.00%, 01/08/96 ...........          570,000          569,430
Whirlpool Financial
  Corp., 5.72%, 02/05/96  ...        6,000,000        5,967,587
                                                 --------------
Total Commercial Paper -
  Domestic ..................                    $  145,415,717
                                                 --------------
Commercial Paper - Foreign (7.2%)
Abbey National North
  America, 6.15%,
  01/02/96 ..................        3,000,000        3,000,000
British Columbia
  (Province of), 5.60%,
  03/18/96 ..................        3,200,000        3,160,960
British Columbia
  (Province of), 5.60%,
  04/12/96 ..................        1,600,000        1,574,752
Export Import Bank of
  Korea, 7.85%, 11/01/96  ...        7,525,000        7,661,654
Ford Capital B.V.,
  9.00%, 06/01/96 ...........        1,550,000        1,570,600
Government Development
  Bank of Puerto Rico,
  Mato Rey, 5.80%,
  01/19/96 ..................        1,905,000        1,898,555
Government Development
  Bank of Puerto Rico,
  Mato Rey, 5.80%,
  01/31/96 ..................        4,000,000        3,981,311
Skandinaviska Enskilda
  Banken Funding, Inc.,
  5.76%, 01/16/96 ...........        5,000,000        4,988,800
Svenska Handelsbanken,
  Inc., 5.64%, 02/29/96 .....        4,800,000        4,753,920
Svenska Handelsbanken,
  Inc., 5.68%, 02/14/96 .....        4,500,000        4,469,470
                                                 --------------
Total Commercial Paper -
  Foreign ...................                    $   37,060,022
                                                 --------------
Corporate Notes (24.4%)
Bank One, Dayton, N.A.,
  5.95%, 10/02/96 ...........       23,600,000       23,600,000
Carco Auto Loan Trust,
  5.925%, 11/15/98 ..........       15,500,000       15,551,150
Caterpillar Financial
  Services Corp., 5.83%,
  07/29/96 ..................        7,000,000        7,000,000
Caterpillar Inc.,
  9.125%, 12/15/96 ..........          600,000          619,500
Chrysler Financial
  Corp., 6.00%, 04/15/96  ...        1,000,000        1,000,340
Chrysler Financial
  Corp., 6.25%, 11/15/96  ...        9,000,000        9,018,000
Columbia/HCA Healthcare
  Corp., 5.812%, 07/28/97 ...        4,200,000        4,200,000

See Notes to Portfolio of Investments.

Aetna Variable Encore Fund
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                    Principal         Market
                                     Amount           Value
                                    --------          ------
Corporate Asset Funding
  Co., Inc.(b), 5.841%,
  12/02/96 ..................   $    9,000,000   $    9,000,000
FNB Boston Corp., 6.00%,
  05/10/96 ..................        4,000,000        4,005,840
General Motors
  Acceptance Corp.,
  6.00%, 01/02/96 ...........        2,400,000        2,400,240
General Motors
  Acceptance Corp.,
  8.625%, 07/15/96 ..........        1,000,000        1,015,810
General Motors
  Acceptance Corp.,
  8.75%, 02/01/96 ...........        3,500,000        3,503,932
Greyhound Financial
  Corp., 6.195%, 02/15/96 ...        4,400,000        4,400,273
Greyhound Financial
  Corp., 6.195%, 02/15/96 ...       17,000,000       17,002,317
Hertz Corp., 9.125%,
  08/01/96 ..................        1,800,000        1,836,000
Sears Roebuck & Co.,
  8.55%, 08/01/96 ...........        1,000,000        1,016,890
Weyerhauser Co., 8.40%,
  05/17/96 ..................       20,000,000       20,200,000
                                                 --------------
Total Corporate Notes
                                                 $  125,370,292
                                                 --------------
Medium Term Notes (24.9%)
American Honda Finance
  Corp.(b), 5.959%,
  08/01/96 ..................        9,000,000        8,999,010
AT&T Capital Corp.,
  7.87%, 07/01/96 ...........        6,000,000        6,069,420
Chrysler Financial
  Corp., 7.13%, 09/30/96 ....          900,000          909,837
Dean Witter, Discover &
  Co., 5.81%, 09/29/96 ......        3,000,000        3,002,970
Deere (John) Capital
  Corp., 5.929%, 03/11/96 ...       16,750,000       16,695,562
Discover Credit Corp.,
  8.92%, 03/15/96 ...........       10,160,000       10,236,199
Fleetwood Credit
  Corp.(b), 6.153%,
  02/08/96 ..................        6,000,000        6,000,969
Ford Motor Credit Co.,
  5.00%, 03/25/96 ...........        3,100,000        3,095,381
Ford Motor Credit Co.,
  8.95%, 06/14/96 ...........        1,000,000        1,014,310
Ford Motor Credit Co.,
  9.00%, 07/26/96 ...........        1,180,000        1,202,090
Ford Motor Credit Co.,
  9.10%, 06/10/96 ...........        3,400,000        3,447,634
Ford Motor Credit Co.,
  9.20%, 07/16/96 ...........          500,000          508,965
General Electric Capital
  Corp., 5.90%, 01/10/96 ....       10,000,000        9,999,955
General Motors
  Acceptance Corp.,
  5.805%, 04/13/98 ..........       10,500,000       10,507,602
General Motors
  Acceptance Corp.,
  6.187%, 04/22/96 ..........        3,350,000        3,366,750
GMAC Australia Finance,
  6.082%, 12/06/96 ..........        4,000,000        4,004,696
PACCAR Financial Corp.,
  5.83%, 09/20/96 ...........        9,000,000        9,010,080
Potomac Capital
  Investment Corp.(b),
  6.32%, 02/16/96 ...........        5,000,000        5,001,563
Sears DC Corp., 8.92%,
  03/15/96 ..................        1,000,000        1,005,840
Shawmut Bank of
  Connecticut, 5.895%,
  05/10/96             ......       24,000,000       24,028,799
                                                 --------------
Total Medium Term Notes .....                    $  128,107,632
                                                 --------------
U.S. Government Agency
  Obligations (10.1%)
Federal Farm Credit
  Bank, 5.60%, 04/24/96 .....       12,000,000       11,993,531
Federal Home Loan Bank,
  5.90%, 04/27/98 ...........       20,000,000       19,960,000
Federal National
  Mortgage Association,
  6.34%, 02/18/97 ...........       10,000,000       10,022,000
Student Loan Marketing
  Association, FRN,
  5.95%, 01/21/97 ...........       10,000,000       10,012,500
                                                 --------------
Total U.S. Government
  Agency Obligations
                                                 $   51,988,031
                                                 --------------
TOTAL INVESTMENTS
  (cost $517,984,607)(a)                         $  518,092,016

Other assets less
  liabilities ...............                        (4,055,413)
                                                 --------------
Total Net Assets
                                                 $  514,036,603
                                                 ==============

Notes to Portfolio of Investments

Category percentages are based on net assets.

(a) The cost of investments for federal income tax purposes are identical. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains ........          $225,013
Unrealized losses .......          (117,604)
                                   ========
  Net unrealized gain....          $107,409
                                   ========

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See Notes to Financial Statements.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995
---------------------------------------------

                                      Number of      Market
                                       Shares        Value
                                      -------        -------
COMMON STOCKS (62.4%)

Aerospace and Defense (0.6%)
Kaman Corp. Class A .........           26,000   $      289,250
Lockheed Martin Corp. .......              400           31,600
McDonnell-Douglas Corp. .....           74,900        6,890,799
                                                 --------------
                                                      7,211,649
                                                 --------------

Apparel and Cosmetics (1.2%)
Block Drug Co. Class A ......            2,472           85,902
Burlington Industries,
  Inc.+ .....................           33,500          439,688
Helene Curtis
  Industries, Inc. ..........           10,900          344,713
Herbalife
  International, Inc. .......            1,900           16,388
Maybelline, Inc. ............           43,200        1,566,000
Nike, Inc. ..................          133,000        9,260,124
Oshkosh B'Gosh, Inc. ........           25,000          437,500
St. John Knits, Inc. ........            5,400          286,875
TJX Companies, Inc. (The) ...          102,400        1,932,800
Unifirst Corp. ..............            5,900          106,200
                                                 --------------
                                                     14,476,190
                                                 --------------

Autos and Auto Equipment (0.5%)
Borg Warner Automotive,Inc. .            4,700          150,400
Excel Industries, Inc. ......            8,300          116,200
Kaydon Corp. ................           15,000          455,625
PACCAR, Inc. ................           30,000        1,263,750
Smith (A.O.) Corp. ..........           24,000          498,000
Snap On, Inc. ...............           40,000        1,810,000
Varity Corp.+ ...............           40,000        1,485,000
Wynn's International, Inc. ..            3,400          100,725
                                                 --------------
                                                      5,879,700
                                                 --------------

Banks (3.6%)
Associated Banc-Corp ........            1,750           71,641
Bank of New York Co., Inc. ..           20,223          985,871
Bankers First Corp. .........            5,600          156,100
BanPonce Corp. ..............            5,100          197,625
BayBanks, Inc. ..............            7,000          687,750
CCB Financial Corp. .........            9,100          505,050
Charter One Financial, Inc. .           11,400          349,125
Chemical Banking Corp. ......          125,100        7,349,624
Citizens Bancorp ............           11,500          370,875
City National Corp. .........          112,200        1,570,800
Comerica, Inc. ..............           27,500        1,103,438
Community Bank System, Inc. .            2,600           83,200
Compass Bancshares, Inc. ....            9,400          310,200
Cullen/Frost
  Bankers, Inc. .............           31,800        1,590,000
FFY Financial Corp. .........            2,000           42,000
First American
  Corp. (Tenn.) .............           16,400          776,950
First Chicago Corp. .........          169,778        6,706,230
First Commonwealth
  Financial Corp. ...........            4,100           71,750
First Empire State Corp. ....            3,500          763,000
First of America Bank
  Corp ......................           30,200        1,340,125
Fulton Financial Corp. ......            3,400           70,550
KeyCorp .....................           13,400          485,750
Liberty Bancorp, Inc. .......           10,200          379,950



Banks (continued)
Mark Twain Bancshares,
  Inc .......................              900   $       34,875
N.S. Bancorp, Inc. ..........            5,700          220,875
Nations Bank, Inc. ..........          100,400        6,990,349
North Side Savings Bank .....           17,600          536,800
PNC Bancorp .................            3,800          249,375
Provident Bancorp ...........            6,400          300,800
Queens County Bancorp,
  Inc .......................           29,600        1,171,050
Reliance Bancorp, Inc. ......           32,000          468,000
River Forest Bancorp,
  Inc .......................            8,200          209,100
Roosevelt Financial
  Group, Inc. ...............           37,700          730,438
Security Capital Corp. ......            6,200          373,550
Silicon Valley
  Bancshares+ ...............           10,600          254,400
Standard Federal
  Bancorporation ............           23,900          941,063
Standard
  Financial, Inc.+ ..........           43,900          642,038
Star Banc Corp. .............           10,900          648,550
Susquehanna Bancshares,
  Inc .......................            1,400           37,100
Trans Financial, Inc. .......           11,600          207,350
Trustmark Corp. .............            5,600          127,400
Union Bank ..................           17,600          954,800
Usbancorp, Inc. .............            2,700           89,100
Webster Financial Corp. .....            6,200          182,900
Zion Bancorporation .........           18,500        1,484,625
                                                 --------------
                                                     42,822,142
                                                 --------------

Building Materials and Construction   (1.6%)
American Buildings Co.+  ....           24,600          553,500
Ameron, Inc. ................            5,200          195,650
Beazer Homes USA, Inc.+  ....           41,500          855,938
Butler Manufacturing Co. ....           13,900          545,575
Centex Corp. ................           90,900        3,158,775
Champion Enterprises, Inc.+ .           75,300        2,324,888
Continental Homes
  Holding Corp. .............           37,100          913,588
Elcor Corp. .................           12,100          263,175
Granite
  Construction, Inc. ........           59,100        1,861,650
Jacobs Engineering
  Group, Inc.+ ..............            4,800          120,000
Lennar Corp. ................           36,600          919,575
Lone Star Industries ........            6,000          150,000
MDC Holdings, Inc. ..........           18,400          131,100
NCI Building Systems, Inc.+ .            8,200          202,950
NVR, Inc.+ ..................           32,700          327,000
Pulte Corp. .................           71,400        2,400,825
Redman Industries, Inc.+ ....            5,100          172,125
Stone and Webster, Inc. .....           17,400          624,225
Texas Industries, Inc. ......           25,800        1,367,400
Toll Brothers, Inc.+ ........           11,100          255,300
Tredegar Industries, Inc. ...            5,000          162,500
U S Home Corp.+ .............           24,100          701,913
Webb (Del E.) Corp. .........           17,600          354,200
WHX Corp.+ ..................           75,700          823,238
                                                 --------------
                                                     19,385,090
                                                 --------------

Chemicals (1.1%)
ARCO Chemical Co. ...........           10,800          525,150
Dexter Corp. ................           18,400          434,700

See Notes to Portfolio of Investments.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                        Number of      Market
                                          Shares        Value
                                         -------       -------

Chemicals (continued)
Dow Chemical Co. ............           74,100   $    5,214,788
Eastman Chemical Co. ........           43,200        2,705,400
Geon Co. (The) ..............           11,900          290,063
Goodrich (B.F.) Co. .........            8,900          606,313
Learonal, Inc. ..............           14,100          324,300
Lyondell Petrochemical Co. ..           45,800        1,047,675
Praxair, Inc. ...............           28,200          948,225
Synalloy Corp. ..............            3,600           76,050
Wellman, Inc. ...............           36,000          819,000
                                                 --------------
                                                     12,991,664
                                                 --------------

Commercial Services (0.5%)
Affiliated Computer
  Services, Inc.+ ...........            3,000          112,500
Devry, Inc.+ ................           22,900          618,300
GATX Corp. ..................           21,700        1,055,163
Health Management
  Systems, Inc.+ ............           14,200          553,800
Interim Services, Inc.+  ....           13,000          451,750
Jenny Craig, Inc.+ ..........            8,500           83,938
Kindercare Learning
  Centers, Inc.+ ............           16,000          202,000
Measurex Corp. ..............           30,300          855,975
Robert Half
  International, Inc.+ ......           13,200          552,750
Terra Industries, Inc. ......           67,900          959,088
                                                 --------------
                                                      5,445,264
                                                 --------------

Computer Software (3.0%)
Acxiom Corp.+ ...............           13,500          369,563
Analysts International
  Corp ......................            5,600          168,000
Applix, Inc.+ ...............           77,000        2,098,250
Boole and Babbage, Inc.+ ....            3,450           84,525
Cadence Design Systems, Inc.+           47,900        2,011,800
Cheyenne Software, Inc.+ ....            6,000          156,750
Cisco Systems, Inc.+ ........          112,300        8,380,387
Computer Associates
  International, Inc. .......           39,900        2,269,313
Computer Horizons Corp.+ ....           14,400          547,200
Computer Sciences Corp.+ ....           80,200        5,634,050
Computer Task Group, Inc ....           24,300          479,925
Comshare, Inc.+ .............           22,950          596,700
Datastream Systems,
  Inc.+ .....................           38,200          725,800
Diamond Multimedia
  Systems, Inc.+ ............           41,900        1,503,163
Henry (Jack) and
  Associates ................           18,600          460,350
Hogan Systems, Inc.+ ........           35,400          482,325
Hyperion Software Corp.+ ....            9,800          208,250
Inso Corp.+ .................            5,000          212,500
Keane, Inc.+ ................           16,200          358,425
Kronos, Inc.+ ...............            5,100          242,250
Macneal-Schwendler Corp. ....            6,900          110,400
Microsoft Corp.+ ............           42,600        3,738,150
National Instruments
  Corp.+ ....................            6,900          139,725
PHAMIS, Inc.+ ...............            9,200          273,700
Phoenix Technologies
  Ltd.+ .....................           45,200          711,900
Pinnacle Systems, Inc.+  ....            6,300          155,925
Project Software and
  Development, Inc.+ ........           23,300          812,588
Shiva Corp.+ ................            1,900          138,225
Softdesk, Inc.+ .............            5,200          102,700



Computer Software (continued)
SPSS, Inc.+ .................           21,300   $      415,350
Structural Dynamics
  Research Corp.+ ...........           50,800        1,492,250
Sungard Data Systems,
  Inc.+ .....................           12,200          347,700
Triad Systems Corp.+ ........           22,700          139,038
                                                 --------------
                                                     35,567,177
                                                 --------------

Computers and Office Equipment (2.8%)
American Business
  Products, Inc. ............            6,800          193,800
Bay Networks, Inc.+ .........           27,400        1,126,825
Cabletron Systems, Inc.+ ....           10,900          882,900
Ceridian Corp.+ .............           43,100        1,777,875
Comdisco, Inc. ..............           34,700          785,088
Compaq Computer Corp.+ ......           70,000        3,360,000
Computervision Corp.+ .......           98,600        1,515,975
Dell Computer Corp.+ ........           32,700        1,132,238
Harris Corp. ................           30,000        1,638,750
In Focus Systems, Inc.+  ....           65,700        2,373,413
International Business
  Machines, Inc. ............            7,600          697,300
Komag, Inc.+ ................            9,000          415,125
Moore Corp., Ltd. ...........          125,000        2,328,125
New England Business
  Service, Inc. .............            5,000          109,375
Optical Data Systems, Inc.+ .           11,900          300,475
Read-Rite Corp.+ ............          109,900        2,555,175
Standard Register Co. .......           20,800          418,600
Sun Microsystems, Inc.+ .....          139,600        6,369,249
Xerox Corp. .................           38,100        5,219,700
                                                 --------------
                                                     33,199,988
                                                 --------------

Consumer Products (1.1%)
Eastman Kodak Co. ...........          132,600        8,884,199
Liz Claiborne, Inc. .........          141,700        3,932,175
                                                 --------------
                                                     12,816,374
                                                 --------------

Diversified (1.3%)
Astec Industries, Inc.+  ....            6,800           67,150
Dover Corp. .................          172,400        6,357,249
Harsco Corp. ................           22,900        1,331,063
Johnson Controls, Inc. ......           15,000        1,031,250
Katy Industries .............           15,000          138,750
Opal, Inc.+ .................           11,700          149,175
Standex International
  Corp ......................            4,900          160,475
Textron, Inc. ...............           60,000        4,050,000
Varlen Corp. ................           30,300          651,450
VF Corp. ....................           42,000        2,215,500
                                                 --------------
                                                     16,152,062
                                                 --------------

Electrical and Electronics (2.5%)
Applied Materials, Inc.+ ....           30,000        1,181,250
BMC Industries, Inc. ........           80,500        1,871,625
CTS Corporation .............            5,200          196,300
Cypress Semiconductor
  Corp.+ ....................           49,500          631,125
Dallas Semiconductor
  Corp ......................           18,800          390,100
Dovatron International,
  Inc.+ .....................           18,000          607,500
Esterline Technologies+  ....           43,800        1,034,775
Glenayre Technologies,
  Inc.+ .....................           12,750          793,688

See Notes to Portfolio of Investments.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------
                                        Number of      Market
                                          Shares        Value
                                         -------       -------
Electrical and Electronics (continued)
Hewlett Packard Co. .........           78,400   $    6,565,999
Intel Corp. .................            8,800          499,400
Logicon, Inc. ...............            7,600          209,000
Maxim Integrated
  Products, Inc.+ ...........           29,500        1,135,750
Micron Technology, Inc. .....          106,100        4,204,213
National Service
  Industries, Inc. ..........           28,500          922,688
Pioneer Standard
  Electronics ...............            2,950           39,088
Quickturn Design
  System, Inc.+ .............           30,800          308,000
Ramtron International
  Corp.+ ....................            8,600           55,900
Rogers Corp.+ ...............            2,000           43,500
Seagate
  Technology, Inc.+ .........           24,100        1,144,750
Siliconix, Inc.+ ............            5,600          207,200
Sterling Electronics
  Corp.+ ....................            7,400          126,725
Tencor Instruments+ .........           37,600          916,500
Texas Instruments, Inc. .....           96,800        5,009,400
Triquint Semiconductor,
  Inc.+ .....................           32,100          433,350
Ultratech Stepper, Inc.+ ....           12,800          329,600
Unitrode Corp.+ .............           16,900          477,425
Wyle Electronics ............            4,100          144,013
                                                 --------------
                                                     29,478,864
                                                 --------------
Electrical Equipment (2.3%)
ADflex Solutions, Inc.+  ....           11,000          294,250
Avnet, Inc. .................           17,400          778,650
Burr-Brown Corp.+ ...........           18,150          462,825
C-Cube Microsystems,
  Inc.+ .....................           22,200        1,387,500
Dionex Corp.+ ...............            1,800          102,150
Fluke Corp. .................           36,500        1,377,875
Fore Systems, Inc.+ .........           18,900        1,124,550
General Electric Co. ........          118,600        8,539,199
International Rectifier
  Corp.+ ....................           63,000        1,575,000
Kemet Corp.+ ................           46,600        1,112,575
Kent Electronics Corp.+  ....           31,800        1,856,325
Marshall Industries+ ........            5,600          179,900
Mentor Graphics Corp.+ ......           54,400          992,800
Merix Corp.+ ................           13,900          417,000
Methode Electronics,
  Inc. Class A ..............           23,800          339,150
Park Electrochemical Corp. ..           58,900        1,943,700
Raychem Corp. ...............           60,700        3,452,313
Sundstrand Corp. ............            8,500          598,188
Tektronix, Inc. .............            5,200          255,450
Teradyne, Inc.+ .............           36,700          917,500
Valmont Industries ..........            4,600          113,850
                                                 --------------
                                                     27,820,750
                                                 --------------
Financial Services (2.8%)
Advanta Corp. Class A .......           15,800          604,350
Alex Brown and Sons, Inc. ...           25,700        1,079,400
Astoria Financial Corp. .....           41,700        1,902,563
ATandT Capital Corp. ........            7,500          286,875
Bear Stearns Co., Inc. ......           13,300          264,338
BHC Financial, Inc. .........            8,200          147,600
Commercial Federal Corp. ....            4,800          181,200
Crestar Financial Corp. .....           16,000          946,000


Financial Services (continued)
Deposit Guaranty Corp. ......           30,400   $    1,352,800
Federal National
  Mortgage Association ......           35,000        4,344,375
Great Financial Corp. .......           46,600        1,095,100
Greenpoint
  Financial Corp. ...........           20,500          548,375
Home Financial Corp. ........           34,300          531,650
Household
  International, Inc. .......           21,300        1,259,363
Leader Financial Corp. ......           39,800        1,487,525
Merrill Lynch and
  Co., Inc. .................           30,000        1,530,000
Morgan Keegan, Inc. .........           15,900          200,738
Patlex Corp.+ ...............            2,625           38,719
Peoples Heritage
  Financial Group ...........           16,500          375,375
Phoenix Duff and Phelps
  Corp ......................           17,700          121,688
RCSB Financial, Inc. ........           18,500          439,375
TR Financial Corp. ..........           21,500          548,250
Transamerica Corp. ..........           53,400        3,891,525
Travelers, Inc. .............          160,000       10,059,999
Union Planters Corp. ........           22,700          723,563
                                                 --------------
                                                     33,960,746
                                                 --------------
Foods and Beverages (2.7%)
Cagle's, Inc. ...............            3,500           49,000
Campbell Soup Co. ...........           42,600        2,556,000
Coca-Cola Co. ...............           74,800        5,553,900
CPC International, Inc. .....            3,200          219,600
Goodmark Foods, Inc. ........            3,700           65,675
Heinz (H.J.) Co. ............           45,000        1,490,625
Hometown Buffet, Inc.+ ......           10,400          115,050
Hormel Foods Corp. ..........           21,800          536,825
Hudson Foods, Inc.
  Class A ...................           18,700          322,575
IBP, Inc. ...................           23,500        1,186,750
International
  Multifoods Corp. ..........           45,200          909,650
Kroger Co. (The)+ ...........           15,000          562,500
Mondavi (Robert) Corp.+  ....           20,800          574,600
Nash-Finch Co. ..............            6,600          120,450
PepsiCo, Inc. ...............          140,000        7,822,499
Quaker Oats Co. .............           70,600        2,435,700
Safeway, Inc.+ ..............           14,900          767,350
Sara Lee Corp. ..............          135,100        4,306,313
Smith's Food and Drug
  Centers, Inc. .............           65,300        1,648,825
Supervalu, Inc. .............           11,300          355,950
Universal Foods Corp. .......            8,400          337,050
                                                 --------------
                                                     31,936,887
                                                 --------------
Health Services (0.6%)
Genetics Institute, Inc.+ ...           17,800          952,300
Laboratory Corp. of
  America+ ..................           67,900          636,563
Lincare Holdings, Inc.+  ....           56,600        1,415,000
Nellcor, Inc.+ ..............           27,172        1,575,976
NovaCare, Inc.+ .............           44,600          228,575
Prime Medical Services,
  Inc.+ .....................            9,500           85,500
RightCHOICE Managed
  Care, Inc.+ ...............           13,600          176,800
Universal Health
  Services, Inc.+ ...........           40,900        1,814,938
Wellpoint Health
  Networks, Inc.+ ...........           27,000          867,375
                                                 --------------
                                                      7,753,027
                                                 --------------

See Notes to Portfolio of Investments.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                        Number of      Market
                                          Shares        Value
                                         -------       -------
Health Technology (0.0%)
Spacelabs Medical, Inc.+ ....            6,400   $      184,000
Sybron International
  Corp.+ ....................           10,400          247,000
                                                 --------------
                                                        431,000
                                                 --------------

Home Furnishings and Appliances (0.0%)

Kimball International,
  Inc. Class B ..............            7,000          176,750
Oneida, Ltd. ................            8,600          151,575
                                                 --------------
                                                        328,325
                                                 --------------

Hotels and Restaurants (1.3%)
Lone Star Steakhouse
  and Saloon+ ...............           23,200          890,300
Marcus Corp. ................           10,400          284,700
Marriott International, Inc.            92,400        3,534,300
McDonald's Corp. ............          177,000        7,987,124
Prime Hospitality Corp.+ ....           44,200          442,000
Promus Hotel Corp.+ .........           47,700        1,061,325
Rio Hotel and Casino, Inc.+ .           47,000          558,125
Rock Bottom
  Restaurants, Inc.+ ........           21,000          273,000
                                                 --------------
                                                     15,030,874
                                                 --------------

Household Products (0.1%)
Premark International, Inc. .            5,000          253,125
Springs Industries,
  Inc. Class A ..............            8,400          347,550
Toro Co. ....................           20,800          683,800
                                                 --------------
                                                      1,284,475
                                                 --------------

Insurance (2.5%)
Allied Group, Inc. ..........           26,400          950,400
Allmerica Property and
  Casualty Cos., Inc. .......           40,200        1,085,400
Allstate Corp. ..............          162,478        6,681,907
American Bankers
  Insurance Group ...........           27,000        1,053,000
American National
  Insurance Co. .............            3,700          246,050
Capital RE Corp. ............            3,700          113,775
Commerce Group, Inc. ........           19,800          408,375
Conseco, Inc. ...............           16,700        1,045,838
Financial Security
  Assurance Holdings Ltd. ...            2,821           70,165
Foremost Corp. of America ...            4,000          203,000
Fremont General Corp. .......           48,800        1,793,400
Fund American
  Enterprises, Inc. .........            4,600          342,700
Healthwise of America,
  Inc.+ .....................           34,800        1,357,200
Home Beneficial Corp.
  Class B ...................            2,400           57,600
Horace Mann Educators
  Corp ......................            2,400           57,600
Lawyers Title Corp. .........            3,700           70,763
Loews Corp. .................            6,000          470,250
Maxicare Health Plans,
  Inc.+ .....................           40,000        1,075,000
Mercury General Corp. .......           12,000          573,000
MMI Cos., Inc. ..............            3,000           72,000
Old Republic
  International Corp. .......           31,500        1,118,250
Orion Capital Corp. .........           21,300          923,888
Presidential Life Corp. .....           12,200          120,475
Pxre Corp. ..................           15,000          397,500
Reinsurance Group of
  America ...................           22,000          805,750
Safeco Corp. ................          100,000        3,450,000
Security-Connecticut
  Corp ......................           17,900          485,538
Selective Insurance
  Group .....................           17,700          628,350



Insurance (continued)
Transatlantic Holdings,
  Inc .......................            8,700   $      638,363
Transnational Re Corp.
  Class A ...................           20,500          502,250
Transport
  Holdings, Inc.+ ...........              600           24,450
Vesta Insurance Group, Inc. .           19,500        1,062,750
Washington National Corp. ...           15,900          439,238
                                                 --------------
                                                     29,547,875
                                                 --------------

Machinery and Equipment (1.3%)
Acme-Cleveland Corp. ........            8,600          161,250
Barnes Group, Inc. ..........            6,500          234,000
Bearings, Inc. ..............            6,400          187,200
Blount, Inc. Class A ........           36,000          945,000
Brunswick Corp. .............          115,400        2,769,600
Central Sprinkler Corp.+ ....            8,500          301,750
Cooper Cameron Corp.+ .......           26,300          933,650
Fluor Corp. .................           20,400        1,346,400
FSI International, Inc.+ ....           59,100        1,196,775
Global Industrial
  Technologies, Inc.+ .......           14,100          266,138
Graco, Inc. .................            9,800          298,900
Hughes Supply, Inc. .........           15,900          449,175
IDEX Corp. ..................            4,000          163,000
Illinois Tool
  Works, Inc. ...............           45,000        2,655,000
JLG Industries, Inc. ........           39,900        1,187,025
Lam Research Corp.+ .........           10,000          457,500
Lindsay Manufacturing Co.+ ..            5,300          204,050
Oceaneering
  International, Inc.+ ......           22,200          285,825
Raymond Corp. (The)+ ........           11,810          268,678
Regal Beloit ................           46,200        1,004,850
Zero Corp. ..................            6,900          122,475
                                                 --------------
                                                     15,438,241
                                                 --------------

Media and Entertainment (0.8%)
AMC Entertainment+ ..........           35,500          829,813
Callaway Golf Co. ...........           47,200        1,067,900
Carmike Cinemas Class A+ ....            8,400          189,000
Chris-Craft
  Industries, Inc.+ .........           11,700          506,025
Gtech Holdings Corp.+ .......           56,900        1,479,400
King World Production,
  Inc.+ .....................          107,000        4,159,625
Media General, Inc. .........           20,300          616,613
Mirage Resorts, Inc.+ .......           14,800          510,600
Regal Cinemas, Inc.+ ........            2,400           71,400
                                                 --------------
                                                      9,430,376
                                                 --------------

Medical Supplies (1.5%)
Coherent, Inc.+ .............           30,200        1,223,100
Cordis Corp.+ ...............           13,100        1,316,550
Daig Corp.+ .................           11,800          271,400
Guidant Corp. ...............           71,363        3,015,087
Haemonetics Corp.+ ..........           44,000          781,000
Life Technologies, Inc. .....            8,000          218,000
McKesson Corp. ..............            9,100          460,688
MediSense, Inc.+ ............           35,500        1,122,688
Medtronic, Inc. .............          113,600        6,347,399
North American
  Biologicals, Inc.+ ........           62,700          674,025

See Notes to Portfolio of Investments.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                        Number of      Market
                                          Shares        Value
                                         -------       -------
Medical Supplies (continued)
Respironics, Inc.+ ..........            9,300   $      195,300
Sola International,
  Inc.+ .....................           56,600        1,429,150
Utah Medical Products,
  Inc.+ .....................           14,800          293,225
Vital Signs, Inc. ...........           37,700          994,338
                                                 --------------
                                                     18,341,950
                                                 --------------

Metals and Mining (1.6%)
AK Steel Holding Corp. ......           14,000          479,500
Alumax, Inc.+ ...............           16,300          499,188
Aluminum Co. of America .....           47,200        2,495,700
Asarco, Inc. ................           27,800          889,600
Ashland Coal, Inc. ..........            3,100           66,263
Carpenter Technology Corp. ..           23,400          962,325
Castle (A.M.) and Co. .......           16,800          472,500
Cleveland-Cliffs, Inc. ......            2,300           94,300
Commonwealth Aluminum Corp. .            4,000           62,000
Cyprus Amax Minerals Co.               116,600        3,046,175
Handy and Harman ............           28,700          473,550
J & L Specilty
  Steel, Inc. ...............           36,700          688,125
MAF Bancorp, Inc. ...........            5,900          147,500
Magma Copper Co.+ ...........           30,300          844,613
Mueller
  Industries, Inc.+ .........           48,000        1,404,000
Phelps Dodge Corp. ..........           98,000        6,100,500
Zeigler Coal Holding Co. ....           28,600          396,825
                                                 --------------
                                                     19,122,664
                                                 --------------

Oil and Gas (6.2%)
Amoco Corp. .................           13,409          963,774
Atlantic Richfield Co. ......            4,900          542,675
Berry Petroleum Co. .........           19,300          195,413
Box Energy Corp. Class
  B+ ........................           19,800          170,775
Camco International,
  Inc .......................            7,200          201,600
Chesapeake Energy Corp.+ ....           16,950          563,588
Coda Energy, Inc.+ ..........           19,000          141,313
Columbia Gas System,
  Inc.+ .....................            9,300          408,038
Devon Energy Corp. ..........            8,600          219,300
Diamond Shamrock, Inc. ......           25,500          659,813
El Paso Natural Gas Co. .....           34,200          970,425
Enron Oil and Gas Co. .......            2,700           64,800
Exxon Corp. .................          191,000       15,303,874
Fina, Inc. Class A ..........            2,500          126,250
Halliburton Co. .............          132,900        6,728,062
Leviathan Gas Pipeline
  Partners L. P .............           43,500        1,234,313
Mobil Corp. .................          106,000       11,871,999
NGC Corp. ...................           40,600          360,325
NUI Corp. ...................           19,000          332,500
Oneok, Inc. .................           34,200          782,325
Panhandle Eastern Corp. .....           36,200        1,009,075
Pride Petroleum
  Services, Inc.+ ...........          119,400        1,268,625
Royal Dutch Petroleum
  Co ........................          113,000       15,947,124
Smith
  International, Inc.+ ......           63,000        1,480,500
Sonat Offshore Drilling Co. .           57,700        2,582,075
Sun Company, Inc. ...........           73,100        2,001,113



Oil and Gas (continued)
Tesoro Petroleum Corp.+  ....           60,900   $      525,263
Texaco, Inc. ................           88,500        6,947,249
Tide West Oil Co.+ ..........            9,000          120,375
Wiser Oil Co. ...............           21,100          253,200
                                                 --------------
                                                     73,975,761
                                                 --------------

Paper and Containers (1.1%)
ACX Technologies, Inc.+  ....            9,200          139,150
Champion International
  Corp ......................           69,900        2,935,800
Chesapeake Corp. ............           35,000        1,036,875
Consolidated
  Papers, Inc. ..............           14,100          791,363
Mead Corp. ..................          100,000        5,225,000
Mercer International,
  Inc.+ .....................           42,800          877,400
Rayoner, Inc. ...............           21,800          727,575
Temple-Inland, Inc. .........              800           35,300
Willamette Industries,
  Inc .......................           14,900          838,125
                                                 --------------
                                                     12,606,588
                                                 --------------

Pharmaceuticals (5.7%)
Abbott Laboratories .........           70,100        2,926,675
Alliance Pharmaceutical+ ....           13,500          183,938
American Home Products
  Corp ......................          106,800       10,359,599
Autoimmune, Inc.+ ...........           38,400          432,000
Barr Laboratories, Inc.+ ....            5,400          160,650
Becton, Dickinson
  and Co. ...................          117,400        8,804,999
Bristol-Myers Squibb Co. ....          142,800       12,262,949
COR Therapeutics, Inc.+  ....           39,800          333,325
ICN Pharmaceuticals,
  Inc .......................           35,539          684,121
Immulogic
  Pharmaceutical Corp.+  ....           23,100          444,675
Immunex Corp.+ ..............            4,300           70,950
Johnson & Johnson ...........          165,400       14,162,374
Jones Medical
  Industries, Inc. ..........           29,000          699,625
Merck and Co., Inc. .........           60,200        3,958,150
Pfizer, Inc. ................           33,000        2,079,000
R.P. Scherer Corp.+ .........           28,900        1,419,713
Rhone-Poulenc Rorer,
  Inc .......................           12,700          676,275
Schering Plough .............           97,600        5,343,600
Vical, Inc.+ ................           26,500          321,313
Watson Pharmaceuticals,
  Inc.+ .....................           47,000        2,303,000
                                                 --------------
                                                     67,626,931
                                                 --------------

Printing and Publishing (0.5%)
American Media, Inc. ........           32,000          136,000
Banta Corp. .................           30,700        1,350,800
Cadmus Communications
  Corp ......................           32,100          866,700
Central Newspapers,
  Inc.  Class A .............           21,500          674,563
Devon Group, Inc.+ ..........           13,600          395,250
Harte-Hanks
  Communications ............           12,000          237,000
New York Times Co. ..........           23,600          699,150
Pulitzer Publishing Co. .....            6,300          300,825
Scholastic Corp.+ ...........           10,000          777,500
Washington Post Co. .........            2,000          564,000
                                                 --------------
                                                      6,001,788
                                                 --------------


See Notes to Portfolio of Investments.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                        Number of      Market
                                          Shares        Value
                                         -------       -------
Real Estate Investment Trusts (0.0%)
Santa Anita Realty
  Enterprises, Inc. .........            2,300   $       27,313
Smith (Charles E.)
  Residential Realty Co. ....            5,900          139,388
                                                 --------------
                                                        166,701
                                                 --------------

Retail (0.9%)
Carson Pirie Scott and Co.+ .           31,800          632,025
Claire's Stores, Inc. .......           33,200          585,150
Designs, Inc.+ ..............            5,400           37,800
Egghead, Inc.+ ..............           17,100          110,081
Fay's Drug Co. ..............           43,200          324,000
Friedman's, Inc. Class A+ ...           12,100          232,925
General Host Corp.+ .........           59,500          238,000
Hannaford Brothers Co. ......            5,500          135,438
Hills Stores Co.+ ...........            6,400           63,200
Mercantile Stores Co., Inc. .           18,000          832,500
Proffitt's, Inc.+ ...........            8,500          223,125
Rex Stores Corp.+ ...........           10,000          177,500
Riser Foods, Inc. Class A ...            5,400           87,075
Ross Stores, Inc. ...........           38,900          743,963
Ruddick Corp. ...............           29,600          340,400
Russ Berrie and Co. Inc. ....            8,000          101,000
Sears, Roebuck and Co. ......          115,000        4,485,000
Waban, Inc.+ ................           37,600          705,000
Wal-Mart Stores, Inc. .......           42,100          941,988
Weis Markets, Inc. ..........            5,000          141,250
                                                 --------------
                                                     11,137,420
                                                 --------------

Specialty Consumer Durables (0.2%)
Bio-Rad Labs, Inc. ..........
  Class A+ ..................            3,400          144,500
Fusion Systems Corp.+ .......           24,400          683,200
Polaris Industries, Inc. ....           60,000        1,762,500
Superior Surgical
  Manufacturing Co. .........            9,100           86,450
                                                 --------------
                                                      2,676,650
                                                 --------------

Telecommunications (1.4%)
Ameritech Corp. .............           93,000        5,487,000
Ascend Communications,
  Inc.+ .....................           13,300        1,078,963
ATandT Corp. ................           99,900        6,468,524
Cascade Communications
  Corp.+ ....................           13,200        1,125,300
Case Corp. ..................           22,200        1,015,650
Harmonic Lightwaves,
  Inc.+ .....................            8,800           96,800
Holophane Corp.+ ............           16,650          362,138
Lincoln
  Telecommunications Co. ....            8,800          185,900
U.S. Robotics Corp.+ ........            6,700          587,925
                                                 --------------
                                                     16,408,200
                                                 --------------

Transportation (0.9%)
Alaska Air Group, Inc.+  ....            7,300          118,625
American President Cos Ltd ..           40,600          933,800
AMR Corp.+ ..................           52,500        3,898,125
Comair Holdings, Inc. .......           57,000        1,531,875
Expeditors
  International of
  Washington, Inc. ..........            9,800          256,025
Florida East Coast
  Industries, Inc. ..........            9,100          621,075
Hornbeck Offshore
  Services, Inc.+ ...........            8,100          158,963



Transportation (continued)
M.S. Carriers, Inc.+ ........            4,500   $       90,000
Navistar International
  Corp.+ ....................           88,500          929,250
PHH Corp. ...................           19,600          916,300
Rural/Metro Corp.+ ..........            9,100          205,888
UAL Corp.+ ..................            4,900          874,650
                                                 --------------
                                                     10,534,576
                                                 --------------

Utilities - Electric (4.2%)
Boston Edison Co. ...........           30,300          893,850
California Energy Co.,
  Inc.+ .....................           36,500          711,750
Centerior Energy Corp. ......           33,200          294,650
Central Hudson Gas and
  Electric Co. ..............           28,500          879,938
Central Louisiana
  Electric ..................            7,000          188,125
Central Vermont Public
  Service ...................           19,200          256,800
Cilcorp, Inc. ...............           19,100          809,363
Consolidated Edison Co.
  of New York, Inc. .........           90,000        2,880,000
Destec Energy, Inc.+ ........           25,100          345,125
DQE, Inc. ...................           36,400        1,119,300
Entergy Corp. ...............          107,800        3,153,150
Florida Progress Corp. ......           41,600        1,471,600
General Public
  Utilities Corp. ...........           14,300          486,200
Green Mountain Power Corp. ..            7,400          205,350
Hawaiian Electric
  Industries, Inc. ..........            8,800          341,000
Houston Industries, Inc. ....           36,000          873,000
IES Industries, Inc. ........           16,200          429,300
Illinova Corp. ..............           51,100        1,533,000
Interstate Power Co. ........           18,000          598,500
IPALCO Enterprises, Inc. ....           10,300          392,688
LGandE Corp. ................            8,900          376,025
MDU Resources Group, Inc. ...           13,200          262,350
New England Electric System .           16,700          661,738
New York State Electric
  and Gas Corp. .............           54,100        1,399,838
Nipsco Industries, Inc. .....           40,700        1,556,775
Northeast Utilities .........           66,600        1,623,375
Northern States Power Co. ...           22,800        1,120,050
Northwestern Public
  Service Co. ...............           11,000          308,000
Oklahoma Gas and
  Electric Co. ..............           25,100        1,079,300
Orange and Rockland
  Utilities, Inc. ...........           10,000          357,500
Peco Energy Co. .............            4,700          141,588
Pinnacle West Capital Corp. .           54,200        1,558,250
Portland General Corp. ......           31,000          902,875
Public Service Co.
  of Colorado+ ..............           36,100        1,277,038
Rochester Gas and
  Electric Corp. ............           19,400          438,925
SCEcorp .....................          352,400        6,255,100
Sierra Pacific Resources ....           76,500        1,788,188
Southwestern Public
  Service Co. ...............           21,900          717,225
Texas Utilities Co. .........            6,700          275,538
TNP Enterprises, Inc. .......           31,800          596,250
Unicom Corp. ................          209,100        6,848,024
United Illuminating Co. .....           27,700        1,035,288
Western Resources, Inc. .....            9,600          320,400
WPS Resources Corp. .........           26,500          901,000
                                                 --------------
                                                     49,663,329
                                                 --------------

See Notes to Portfolio of Investments.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                        Number of      Market
                                          Shares        Value
                                         -------       -------
Utilities - Oil and Gas (1.2%)
Atlanta Gas Light Co. .......           31,400   $      620,150
Coastal Corp. (The) .........           60,000        2,235,000
Connecticut Energy Corp. ....           10,000          222,500
Energen Corp. ...............           30,800          743,050
Indiana Energy, Inc. ........           21,900          522,863
MCN Corp. ...................           45,400        1,055,550
New Jersey Resources Corp. ..           28,200          849,525
Northwest Natural Gas Co. ...            6,900          227,700
Pacific Enterprises .........           59,400        1,678,050
Pennsylvania
  Enterprises, Inc. .........           13,500          511,313
Piedmont Natural Gas, Inc. ..            5,200          120,900
Public Service Co. of
  North Carolina ............           18,000          321,750
South Jersey
  Industries, Inc. ..........           10,200          235,875
Southern Indiana Gas
  and Electric Co. ..........           11,700          406,575
Washington Gas Light Co. ....           21,200          434,600
Wicor, Inc. .................           29,600          954,600
Williams Cos., Inc. .........           72,300        3,172,163
                                                 --------------
                                                     14,312,164
                                                 --------------

Utilities - Telephone (2.9%)
Bell Atlantic Corp. .........          120,000        8,024,999
BellSouth Corp. .............          161,600        7,029,599
GTE Corp. ...................          110,000        4,840,000
NYNEX Corp. .................           39,900        2,154,600
SBC Communications, Inc. ....           59,900        3,444,250
Southern New England
  Telecommunications Corp. ..           26,300        1,045,425
Sprint Corp. ................          199,300        7,947,087
Tellabs, Inc.+ ..............           19,500          721,500
                                                 --------------
                                                     35,207,460
                                                 --------------

Utilities - Water (0.0%)
Philadelphia Suburban
  Corp ......................            6,300          130,725
Southern California
  Water Co. .................            6,300          127,575
                                                 --------------
                                                        258,300
                                                 --------------
Total Common
  Stocks (cost $618,645,994).                    $  746,429,222
                                                 --------------

PREFERRED STOCKS (1.8%)

Aerospace and Defense (0.3%)
Kaman Corp. .................           74,562   $    3,588,296
                                                 --------------

Banks (0.7%)
BankAmerica Corp. ...........          137,300        8,890,174
                                                 --------------

Chemicals (0.4%)
Union Carbide Corp. .........          120,000        4,500,000
                                                 --------------

Electrical Equipment (0.4%)
FPL Group, Inc. .............          107,500        4,985,313
                                                 --------------

Financial Services (0.0%)
Phoenix Duff and Phelps
  Corp. .......................          1,770           44,693
                                                 --------------

Total Preferred
  Stocks
  (cost $17,519,988) ........                    $   22,008,476
                                                 --------------

LONG TERM BONDS AND NOTES (27.5%)
Corporate Bonds (12.1%)
App International
  Finance, 10.25%,
  10/01/00 ....................      4,650,000   $    4,626,750
App International
  Finance, 11.75%,
  10/01/05 ....................      6,500,000        6,402,499
African Development
  Bank, 8.80%, 09/01/19 .......      7,000,000        8,879,779
American General
  Finance, 8.45%,
  10/15/09 ....................      7,000,000        8,354,114
CMS Energy, 0.00%,
  10/01/99 ....................      6,000,000        6,245,520
Centennial Cellular
  Corp., 10.125%,
  05/15/05 ....................     10,150,000       10,695,562
Continental Cablevision(b),
  8.30%, 05/15/06 .............      7,000,000        7,034,999
Exide Corp., 10.75%,
  12/15/02 ....................      2,000,000        2,177,500
Exide Corp., 10.00%,
  04/15/05 ....................      7,595,000        8,259,562
General Motors
  Acceptance Corp.,
  6.15%, 01/16/01 .............      9,350,000        9,416,010
Grand Casinos Inc.,
  10.125%, 12/01/03 ...........      1,400,000        1,471,750
News American Holdings,
  8.50%, 02/23/25 .............      9,300,000       10,797,392
Pitney Bowes Credit
  Corp., 8.55%, 09/15/09 ......      13,100,00       15,906,019
Pittston Co., 4.00%,
  07/01/97 ....................      3,249,000        3,090,611
Ralph's Grocery,
  10.45%, 06/15/04 ............     10,000,000       10,174,999
Stone Container Corp.,
  9.875%, 02/01/01 ............     11,980,000        11,680,49
Telewest Plc, 11.00%,
  10/01/07 ....................     14,850,000        8,984,249
Viacom, Inc., 8.00%,
  07/07/06 ....................     10,000,000       10,187,499
                                                 --------------
Total Corporate Bonds
  (cost $133,549,124) .........                  $  144,385,313
                                                 --------------
U.S. Government and Agency Obligations (10.2%)
Federal Home Loan
  Mortgage Corp.,
  6.00%, 11/15/08 .............      8,200,000        7,956,377
U.S. Treasury Bond,
  7.625%, 02/15/25 ............      4,650,000        5,686,793
U.S. Treasury Note,
  6.25%, 08/31/96 .............     20,050,000       20,169,021
U.S. Treasury Note,
  7.50%, 01/31/97 .............     36,600,000       37,469,112
U.S. Treasury Note,
  5.75%, 10/31/00 .............     16,600,000       16,843,729
U.S. Treasury Strip,
  5.82%, 05/15/04 .............     54,000,000       33,987,559
                                                 --------------
Total U.S. Government and
  Agency Obligations (cost
  $118,524,772) ...............                  $  122,112,591
                                                 --------------
Non-Agency Mortgage-Backed Securities (2.9%)
American Southwest
  Financial Securities
  Corp., 8.00%, 01/18/09 ......      7,723,998        8,153,644
Chase Mortgage Finance,
  6.75%, 11/25/09 .............      5,000,000        5,016,406
Kidder Peabody
  Acceptance Corp.,
  6.50%, 11/25/25 .............      5,000,000        4,926,563
Kidder Peabody
  Acceptance Corp.,
  8.80%, 04/01/07 .............      5,000,000        5,539,063
Merrill Lynch Mortgage
  Investors, Inc.,
  7.795%, 06/15/21 ............     10,474,943       10,808,831
                                                 --------------
Total Non-Agency Mortgage-Backed
Securities (cost
  $31,628,543) ................                   $  34,444,507
                                                 --------------

See Notes to Portfolio of Investments.

Aetna Investment Advisers Fund, Inc
Portfolio of Investments - December 31, 1995 (continued)
--------------------------------------------------------

                                   Principal         Market
                                    Amount           Value
                                --------------   --------------

Foreign Obligations (1.0%)
Transportadora de Gas
  de Sur, S.A., 7.75%,
  12/23/98 .................... $    4,600,000   $    4,424,625
Poland Discount Bond,
  7.125%, 10/27/24 ............     10,000,000        7,549,999
                                                 --------------
Total Foreign Obligations
  (cost $12,429,630) ..........                  $   11,974,624
                                                 --------------
Corporate Notes (0.9%)
Swire Pacific, Ltd(b),
  8.50%, 09/29/04 .............     10,000,000       10,996,249
                                                 --------------
Total Corporate Notes
  (cost $9,983,986) ...........                  $   10,996,249
                                                 --------------
Corporate Bonds - Convertible (0.4%)
Aerospace and Defense (0.4%)
Kaman Corp., 6.00%,
  03/15/12 ....................      6,275,000        5,145,500
                                                 --------------
Total Corporate Bonds - Convertible
  (cost $4,310,202) ...........                  $    5,145,500
                                                 --------------
Total Long Term Bonds and Notes
  (cost $310,426,257) .........                  $  329,058,784
                                                 --------------
Short-Term Investments (6.4%)
Dealers Capital Access
  Trust, Inc., Comm Paper,
  5.65%, 03/11/96 ......            10,000,000        9,996,639
Ford Motor Credit Co.,
  Medium Term Notes,
  5.00%, 03/25/96 .............     42,868,000       42,868,000
Mid-Atlantic Fuel Co.,
  Comm. Paper, 6.25%,
  01/03/96 ....................      6,610,000        6,608,852
Sundstrand Corp., Comm
  Paper, 6.05%, 01/02/96 ......      5,031,000        5,031,000
Tenneco Inc., Comm
  Paper, 6.45%, 01/08/96 ......     10,000,000        9,989,250
U.S. Treasury Note,
  Time Deposit, 9.25%,
  01/15/96 ....................      2,000,000        2,003,660
                                                 --------------
Total Short-Term Investments
  (cost $76,496,160) ..........                  $   76,497,401
                                                 --------------
TOTAL INVESTMENTS
 (cost
 $1,023,088,399)(a)  ..........                  $1,173,993,883
Other assets less
  liabilities .................                      21,993,197
                                                 --------------
Total Net Assets   ............                  $1,195,987,080
                                                 ==============

Notes to Portfolio of Investments

Category percentages are based on net assets.

+Non-income producing security.
(a) The cost of investments for federal income tax purposes amount to $1,023,533,297. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains .......           $162,810,456
Unrealized losses ......            (12,349,870)
                                      =========
  Net unrealized gain...           $150,460,586
                                      =========
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See Notes to Financial Statements.

Statements of Assets and Liabilities-December 31, 1995
--------------------------------------------------------------------------------

                                                                          Aetna           Aetna
                                              Aetna          Aetna       Variable      Investment
                                             Variable        Income       Encore        Advisers
                                              Fund           Shares        Fund         Fund, Inc.
                                            ---------      ----------    --------      -------------
Assets:
Investments, at market value (Note 1) ..  $5,625,615,241  $656,011,724  $518,092,016  $1,173,993,883
Cash ...................................         535,257            --        46,948          33,041
Cash denominated in foreign currencies .       3,960,054            --            --              --
Receivable for:
   Dividends and interest ..............      10,604,251    10,161,902     4,169,334       7,255,433
   Investments sold ....................      53,648,138            --            --      15,036,915
   Fund shares sold ....................           5,145     1,076,696     1,687,308       1,327,196
   Recoverable taxes ...................          40,839            --            --              --
   Gross unrealized gain on forward
     foreign currency
      exchange contracts (Note 6).......       1,519,200            --            --              --
                                              -----------   ----------    ----------     -----------
      Total assets .....................   5,695,928,125   667,250,322   523,995,606   1,197,646,468
                                              -----------   ----------    ----------     -----------
Liabilities:
Payable for:
  Cash overdraft .......................              --        49,782            --              --
  Dividends ............................         186,007            --            --              --
  Investments purchased ................       4,797,025            --     9,828,872       1,343,532
  Fund shares redeemed .................      27,367,904         6,613            --              --
  Variation margin .....................         187,177            --            --              --
  Gross unrealized loss on forward
   foreign currency exchange contracts           409,223            --            --              --
   (Note 6) ............................
Accrued investment advisory fees .......       1,239,311       144,406       110,457         259,737
Accrued administrative and service fees          163,441        18,012        10,479          28,670
Accrued custodian fees .................          67,961        11,546         9,195          26,932
Other liabilities ......................           3,470        59,474            --             517
                                              -----------    ----------   ----------     -----------
      Total liabilities ................      34,421,519       289,833     9,959,003       1,659,388
                                              -----------    ----------   ----------     -----------
Net assets applicable to outstanding
  shares ...............................  $5,661,506,606  $666,960,489  $514,036,603  $1,195,987,080
                                          ==============  ============  ============  ==============
Net assets represented by:
Paid-in capital ........................  $4,415,828,671  $649,822,576  $485,162,242    $959,579,062
Net unrealized gain.....................   1,300,188,239    30,930,990       107,409     150,905,484
Undistributed/(Distributions in excess
of) net investment income...............      13,766,310      (116,781)   28,830,703       1,726,572
Accumulated net realized gain (loss)....     (68,276,614)  (13,676,296)      (63,751)     83,775,962
                                          --------------  -------------  ------------  -------------
      Total--representing net assets
        applicable to outstanding
        shares .........................  $5,661,506,606  $666,960,489  $514,036,603  $1,195,987,080
                                          ==============  ============  ============  ==============

Par value ..............................  $         1.00  $       1.00  $       1.00  $        0.001
Shares outstanding .....................     194,850,885    51,297,679    38,656,540      82,469,336
Net asset value per share ..............  $        29.06  $      13.00  $      13.30  $        14.50
Cost of investments ....................  $4,327,246,475  $625,080,734  $517,984,607  $1,023,088,399
Cost of foreign currencies .............  $    3,996,218            --            --              --

See Notes to Financial Statements.

Statements of Operations--Year Ended December 31, 1995
-------------------------------------------------------------------------------


                                                                           Aetna          Aetna
                                                  Aetna       Aetna       Variable      Investment
                                                 Variable     Income       Encore        Advisers
                                                  Fund        Shares        Fund        Fund, Inc.
                                                ---------   ----------   ----------    ------------
Investment Income: (Note 1)
Interest .................................  $   14,942,399  $ 44,108,048  $30,657,854   $29,055,521
Dividends ................................     122,668,124       499,880           --    16,607,313
                                            --------------  ------------  -----------  ------------
                                               137,610,523    44,607,928   30,657,854    45,662,834
Foreign taxes withheld ...................      (1,384,488)           --           --      (179,507)
                                            --------------  ------------  -----------  ------------
      Total investment income ............     136,226,035    44,607,928   30,657,854    45,483,327
                                            --------------  ------------  -----------  ------------
Expenses: (Note 2)
Investment advisory fee ..................      12,573,737     1,534,803    1,242,199     2,674,612
Administrative personnel and service fees        1,869,356       206,010      118,541       327,918
Custodian and transfer agent fees ........         129,807        83,918       21,652        69,546
Trustees'/Directors' fees ................          15,095        15,095       15,095        15,095
Audit fees ...............................          27,901        25,013       22,700        27,353
Miscellaneous ............................         160,785        84,245       99,852       143,253
                                            --------------  ------------  -----------  ------------
      Total expenses .....................      14,776,681     1,949,084    1,520,039     3,257,777
                                            --------------  ------------  -----------  ------------
Net investment income.....................     121,449,354    42,658,844   29,137,815    42,225,550
                                            --------------  ------------  -----------  ------------
Net Realized and Unrealized Gain (Loss): (Notes 1 and 3)
Net realized gain (loss) on:
  Sale of investments ....................     608,181,649     5,369,075      (52,156)   98,063,466
  Written options ........................        (142,053)           --           --            --
  Futures and forward foreign exchange          10,915,948        56,354           --   (10,223,135)
   contracts .............................
  Foreign currency related transactions ..        (470,670)      123,002           --       227,175
                                            --------------  ------------  -----------  ------------
      Net realized gain/(loss) on
        investments.......................     618,484,874     5,548,431      (52,156)   88,067,506
                                            --------------  ------------  -----------  ------------
Net change in unrealized gain (loss) on:
  Investments ............................     653,868,627    53,970,465      472,281   125,951,337
  Futures and forward foreign exchange           1,868,745            --           --            --
   contracts .............................
  Foreign currency related transactions ..         (49,272)           --           --            --
                                            --------------  ------------  -----------  ------------
      Net change in unrealized gain on
        investments.......................     655,688,100    53,970,465      472,281   125,951,337
                                            --------------  ------------  -----------  ------------
Net realized and change in unrealized gain   1,274,172,974    59,518,896      420,125   214,018,843
                                            --------------  ------------  -----------  ------------
Net increase in net assets resulting from
  operations .............................  $1,395,622,328  $102,177,740  $29,557,940  $256,244,393
                                            ==============  ============  ===========  ============

See Notes to Financial Statements.

Statements of Changes in Net Assets - Years Ended December 31, 1995 and 1994
--------------------------------------------------------------------------------

                                                 Aetna Variable Fund           Aetna Income Shares
                                              ------------------------       -----------------------
                                                 1995         1994             1995        1994
                                              -----------  -----------       ----------  ----------
Operations:
Net investment income..................... $  121,449,354   $118,921,019     $42,658,844    $37,526,101
Net realized gain (loss)on investments....    618,484,874    692,123,546       5,548,431    (14,516,626)
Net change in unrealized gain (loss)on
  investments.............................    655,688,100   (854,769,952)     53,970,465    (47,425,831)
                                           --------------   ------------     -----------    -----------
  Net increase (decrease) in net assets
   resulting from operations .............  1,395,622,328    (43,725,387)    102,177,740    (24,416,356)
                                           --------------   ------------     -----------    -----------
Distributions to Shareholders: (Note 1)
From net investment income ...............  (121,467,727)   (119,240,804)    (40,862,116)   (37,526,100
In excess of net investment income .......           --               --              --       (908,894)
From net realized gains ..................  (812,495,987)   (573,117,509)             --             --
                                           --------------   ------------     -----------    -----------
  Decrease in net assets from               (933,963,714)   (692,358,313)    (40,862,116)   (38,434,994)
   distributions to shareholders .........
                                           --------------   ------------     -----------    -----------
Share Transactions:
Proceeds from shares sold ................    293,617,310    339,330,848      70,377,292     52,636,460
Net asset value of shares issued upon
  reinvestment of distributions ..........    933,736,815    692,177,111      40,782,267     38,350,232
Payments for shares redeemed .............   (451,382,489)  (859,162,291)    (67,218,527)  (107,860,652)
                                           --------------   ------------     -----------    -----------
  Net increase (decrease) in net assets
   from share transactions ...............    775,971,636    172,345,668      43,941,032    (16,873,960)
                                           --------------   ------------     -----------    -----------
Change in net assets .....................  1,237,630,250   (563,738,032)    105,256,656    (79,725,310)
Net assets:
Beginning of year ........................  4,423,876,356  4,987,614,385      61,703,833    641,429,143
                                           --------------  -------------     -----------    -----------
End of year .............................. $5,661,506,606 $4,423,876,356    $666,960,489   $561,703,833
                                           ==============   ============     ===========    ===========

End of year net assets includes
  undistributed (distributions in excess
  of) net investment income .............. $   13,766,310     $9,617,086       $(116,781)   $(2,092,866)
                                           ==============   ============     ===========    ===========
Share Transactions
Shares sold ..............................     10,162,782     11,045,632       5,565,388      4,260,197
Shares issued upon reinvestment ..........     31,806,470     25,965,977       3,165,606      3,224,948
Shares redeemed ..........................    (15,783,222)   (27,976,805)     (5,364,352)    (8,698,147)
                                           --------------  -------------     -----------    -----------
Net increase (decrease)...................     26,186,030      9,034,804       3,366,642     (1,213,002)
                                           ==============    ============     ===========   ===========

See Notes to Financial Statements.

Statements of Changes in Net Assets - Years Ended December 31, 1995 and 1994
--------------------------------------------------------------------------------

                                                Aetna Variable         Aetna Investment
                                                  Encore Fund         Advisers Fund, Inc.
                                             ----------------------  ----------------------
                                               1995        1994         1995       1994
                                             ----------  ----------  ----------- ----------
Operations:
Net investment income.....................   $29,137,815   $17,683,948     $42,225,550   $ 36,334,686
Net realized gain (loss)on investments....       (52,156)           --      88,067,506     26,834,272
Net change in unrealized gain (loss)on
  investments.............................       472,281      (404,280)    125,951,337    (66,993,020)
                                             -----------   -----------     -----------   ------------
  Net increase (decrease) in net assets
   resulting from operations .............    29,557,940    17,279,668     256,244,393     (3,824,062)
                                             -----------   -----------     -----------   ------------
Distributions to Shareholders: (Note 1)
From net investment income ...............      (385,007)  (17,696,304)    (52,754,265)   (34,225,507)
From net realized gains ..................            --            --     (25,336,005)    (5,204,325)
                                             -----------   -----------     -----------   ------------
  Decrease in net assets from
   distributions to shareholders .........      (385,007)  (17,696,304)    (78,090,270)   (39,429,832)
                                             -----------   -----------     -----------   ------------
Share Transactions:
Proceeds from shares sold ................   245,248,012   338,351,549      74,184,396    118,669,062
Net asset value of shares issued upon
  reinvestment of distributions ..........       385,007    17,696,304      78,090,270     39,429,832
Payments for shares redeemed .............  (243,808,588) (252,841,342)    (92,449,914)   (77,284,617)
                                             -----------   -----------     -----------   ------------
  Net increase in net assets from share
   transactions ..........................     1,824,431   103,206,511      59,824,752     80,814,277
                                             -----------   -----------     -----------   ------------
Change in net assets .....................    30,997,364   102,789,875     237,978,875     37,560,383
Net assets:
Beginning of year ........................   483,039,239   380,249,364     958,008,205    920,447,822
                                             -----------  ------------     -----------   ------------
End of year ..............................  $514,036,603  $483,039,239  $1,195,987,088   $958,008,205
                                             ===========  ============     ===========   ============

End of year net assets includes
  undistributed net investment income ....   $28,830,703  $     66,300      $1,726,572   $ 11,804,800
                                             ===========   ===========     ===========   ============
Share Transactions
Shares sold ..............................    19,041,695    26,697,083       5,556,544      9,425,078
Shares issued upon reinvestment ..........        28,953     1,409,510       5,582,169      3,232,168
Shares redeemed ..........................   (18,919,850)  (19,935,586)     (7,030,152)    (6,216,426)
                                             -----------  ------------     -----------   ------------
Net increase..............................       150,798     8,171,007       4,108,561      6,440,820
                                             ===========   ===========     ===========   ============

See Notes to Financial Statements.

Notes to Financial Statements
December 31, 1995

1. Summary of Significant Accounting Policies
Aetna Variable Fund (Variable Fund) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company whose shares are currently sold to Aetna Life Insurance and Annuity Company ("Company"), an Aetna Life Insurance Company Separate Account, and other shareholders of the Variable Fund only through reinvestment of dividends. The Company's shares are allocated to certain of its variable life/annuity accounts. The Company's accounts and affiliates held 98% of the Variable Fund's shares outstanding at December 31, 1995. The investment objective of Variable Fund is to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.

Aetna Income Shares (Income Shares) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company whose shares are currently sold to the Company for allocation to certain of its variable life/annuity accounts and other shareholders of Income Shares only through reinvestment of dividends. The Company's accounts and affiliates held 99% of Income Shares' outstanding shares at December 31, 1995. The investment objective of Income Shares is to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.

Aetna Variable Encore Fund (Encore Fund) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company organized by the Company to serve as an investment vehicle for certain of the Company's variable life/annuity accounts. The Company's accounts held 100% of Encore Fund's outstanding shares at December 31, 1995. The investment objective of Encore Fund is to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Aetna Investment Advisers Fund, Inc. (Advisers Fund) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company whose shares are currently sold to the Company for allocation to certain of its variable life/annuity separate accounts. The separate accounts held 100% of Advisers Fund's shares outstanding at December 31, 1995. The investment objective of Advisers Fund is to produce the maximum investment return consistent with reasonable safety of principal.

Variable Fund, Income Shares, Encore Fund, and Advisers Fund are referred to individually as a "Fund", collectively the "Funds".

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

   a.  Valuation of Investments
   Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Trustees/Directors.

   The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

   b.  Option Contracts
   The Funds may purchase put and call options and write covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

   Option contracts are valued daily. Unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the option is traded.

   The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

   The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

   c.  Futures and Foreign Currency Exchange Contracts
   A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Funds may also purchase futures contracts to gain market exposure as it may be more cost effective than purchasing individual securities.

   Upon entering into a futures contract, each Fund is required to deposit with a broker, an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by each Fund equal to the daily fluctuations in the market value of the contract. These amounts are recorded by each Fund as unrealized gains or losses. When a contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

   A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

   The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

   Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

   d. Federal Income Taxes
   As qualified regulated investment companies, the Funds are relieved of federal income and excise taxes by distributing their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

   e.  Distributions
   The Funds distribute all net investment income and net capital gains, if any, to shareholders semi-annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency-related contracts and deferred losses on wash sales.

   f.  Other
   Investment transactions are accounted for on the day following trade-date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized, using an effective yield method, over the life of the respective security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2. Investment Advisory Fee and Other Expenses
   Each Fund pays the Company (its investment adviser) an investment advisory fee at an annual rate of one-quarter of one percent (.25%) of its average daily net assets.

   In addition, the Funds have entered into a management agreement (Agreement) with the Company. Under the Agreement, the Company is paid a fee for certain administrative and personnel services incurred by the Funds. This fee is equal to the direct costs incurred by the Company to administer the funds. For the year ended December 31, 1995, each Fund paid the Company the following administrative personnel and service fees:

                                                    Administrative
                                                    Personnel and
                                                     Service Fees
    Aetna Variable Fund                             $1,869,356
    Aetna Income Shares                                206,010
    Aetna Variable Encore Fund                         118,541
    Aetna Investment Advisers Fund, Inc.               327,918

   Other than expenses specifically assumed by the Company under the Agreement, all expenses incurred in the operation of the Fund are borne by the Fund.

3. Purchases and Sales of Investments
   Purchases and sales of investment securities, excluding short-term investments, for all Funds except Aetna Variable Encore Fund, a money market fund, for the year ended December 31, 1995 were:

                                                 Cost of        Proceeds from
                                                Purchases           Sales
                                            --------------     --------------
    Aetna Variable Fund                     $4,676,479,269     $4,621,060,432
    Aetna Income Shares                        603,648,415        600,896,809
    Aetna Investment Advisers Fund, Inc.     1,436,109,752      1,421,202,594

4. Capital Loss Carryforward
   At December 31, 1995, for federal income tax purposes, Aetna Income Shares and Aetna Variable Encore Fund had the following capital loss carryforwards available to offset future long term capital gains of approximately:

                              Capital Loss Carryforward     Year of Expiration
                              -------------------------     ------------------
   Aetna Income Shares              $13,000,000                    2002

   Aetna Variable Encore Fund            64,000                    2003

5. Options
   The following reflects the Funds call and put option activity for the year ended December 31, 1995:

   Aetna Variable Fund

                                               Put Options Purchased
                                  ---------------------------------------------
                                     Number of
                                      Option         Premium         Realized
                                     Contracts         Paid         Gain (Loss)
                                     ---------       --------      ---------
   Outstanding December 31, 1994           -         $      -      $       -
     Purchased....................     2,000          177,380              -
     Closed.......................    (1,472)        (131,243)       (95,916)


     Expired......................      (528)         (46,137)       (46,137)
                                     ---------       --------      ---------
   Outstanding December 31, 1995           -         $      -      $(142,053)
                                     ---------       --------      ---------
   Aetna Investment Advisers Fund, Inc.

                                               Call Options Written
                                  ---------------------------------------------
                                    Number of       Deferred
                                     Option          Premium        Realized
                                    Contracts       Received       Gain (Loss)
                                    ----------      ---------      ----------
    Outstanding December 31, 1994          -        $       -       $      -
                                          24          610,160              -
       Written....................       (24)        (610,160)             -
       Exercised..................         -                -              -


    Outstanding December 31, 1995          -        $       -       $      -
                                    ----------      ---------      ----------

6. Forward Foreign Currency Exchange Contracts
   At December 31, 1995, Aetna Variable Fund had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized gain of $1,109,977 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                Currency     U.S. $Value      Currency      U.S. $Value
    Exchange      to be        as of            to be         as of           Unrealized
      Date      Delivered  December 31, 1995  Received    December 31, 1995   Gain (Loss)
      ----      ---------  -----------------  --------  -------------------   -----------
     2/9/96     7,136,000     $6,229,159     6,320,638       $6,320,638       $91,479
               Swiss Franc                  U.S. Dollar
    ------------------------------------------------------------------------------------
     2/9/96      642,570        642,570       752,000          656,436        13,866
               U.S Dollar                   Swiss Franc
    ------------------------------------------------------------------------------------
     1/3/96     2,289,000       413,111       410,289          410,289        (2,822)
              Danish Krone                  U.S. Dollar
    ------------------------------------------------------------------------------------
     4/18/96   13,130,000      2,374,820     2,353,637        2,353,637      (21,183)
              Danish Krone                  U.S. Dollar
    ------------------------------------------------------------------------------------
     1/3/96     1,851,000      2,879,076     2,850,984        2,850,984      (28,092)
              British Pound                 U.S. Dollar
    ------------------------------------------------------------------------------------
     3/1/96     1,489,752      1,489,752      968,000         1,500,574       10,822
               U.S. Dollar                 British Pound
    ------------------------------------------------------------------------------------
     6/14/96   15,116,000     23,380,690     23,076,464      23,076,464      (304,226)
              British Pound                 U.S. Dollar
    ------------------------------------------------------------------------------------
     6/14/96    2,273,335      2,273,335     1,481,000        2,290,738       17,403
               U.S. Dollar                 British Pound
    ------------------------------------------------------------------------------------
     1/2/96     1,350,406      1,350,406   2,162,550,000      1,365,419       15,013
               U.S. Dollar                  Italian Lira
    ------------------------------------------------------------------------------------
     3/13/96  1,960,304,000   19,005,410     19,681,569      19,681,569       676,159
              Japanese Yen                  U.S. Dollar
    ------------------------------------------------------------------------------------
     6/19/96  1,799,400,000   17,447,682     18,140,026      18,140,026       692,344
              Japanese Yen                  U.S. Dollar
    ------------------------------------------------------------------------------------
     4/18/96   14,405,000      9,040,297     8,987,397        8,987,397      (52,900)
              Dutch Guilder                 U.S. Dollar
    ------------------------------------------------------------------------------------
     4/15/96    3,470,000      2,471,334     2,473,448        2,473,448        2,114
                Singapore                   U.S. Dollar
                 Dollar
    ------------------------------------------------------------------------------------
                                                                            $1,109,977
                                                                            ============

7. Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited) As of December 31, 1995, the following funds declared long term capital gain dividends as follows:
            Variable Fund                  $0.791             July 1995
                                            3.310           December 1995
            Investment Advisers             0.300           December 1995

   All of the income dividends paid by each fund were ordinary income for Federal Income Tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

            Qualifying Dividend
            -------------------
            Variable Fund                            44%
            Investment Advisers                      17%

Aetna Variable Fund


Financial Highlights
Selected data for each share outstanding throughout each year:
------------------------------------------------------------------------------





                                                         Year Ended December 31,
                                             ----------------------------------------------

                                               1995     1994      1993      1992     1991
                                              -------  -------   -------   -------  -------
Net asset value per share, beginning of
  year ...................................   $26.229  $31.245   $31.602   $30.954  $25.498
                                              -------  -------   -------   -------  -------
Income from investment operations:
  Net investment income ..................     0.724    0.765     0.822     0.810    0.922
  Net realized and unrealized gain (loss).     7.620   (1.071)    1.287     1.229    5.780
                                              -------  -------   -------   -------  -------
     Total from investment operations ....     8.344   (0.306)    2.109     2.039    6.702
                                              -------  -------   -------   -------  -------
Less distributions:
  From net investment income .............    (0.723)  (0.811)   (0.814)   (0.866)  (0.942)
  From net realized gains on investments .    (4.795)  (3.899)   (1.652)   (0.525)  (0.304)
                                              -------  -------   -------   -------  -------
     Total distributions .................    (5.518)  (4.710)   (2.466)   (1.391)  (1.246)
                                              -------  -------   -------   -------  -------
Net asset value per share, end of year ...
                                             $29.055  $26.229   $31.245   $31.602  $30.954
                                              =======  =======   =======   =======  =======

Total return* ............................     32.25%   (0.96)%    6.74%     6.70%   26.41%
Net assets, end of year (millions) .......
                                              $5,662   $4,424    $4,988    $4,552   $3,818
Ratio of total expenses to average net          0.29%    0.30%     0.29%     0.30%    0.30%
  assets .................................
Ratio of net investment income to average       2.42%    2.52%     2.57%     2.86%    3.22%
  net assets .............................
Portfolio turnover rate ..................     96.63%   84.27%    25.22%    16.26%   12.08%

* The total return percentage does not reflect any separate account charges under variable annuity contracts.

Per share data calculated using average number of shares outstanding throughout the year.


See Notes to Financial Statements.

Aetna Income Shares


Financial Highlights
Selected data for each share outstanding throughout each year:
-------------------------------------------------------------------------------




                                                     Year Ended December 31,
                                        ---------------------------------------------------
                                         1995       1994       1993       1992      1991
                                        --------   --------   --------  ---------  --------
Net asset value per share,
  beginning of year ................    $11.719    $13.052    $12.759    $13.511   $12.307
                                        --------   --------   --------  ---------  --------
Income from investment operations:
  Net investment income ............      0.885      0.791      0.854      0.949     0.919
  Net realized and unrealized gain        1.237     (1.294)     0.365      0.039     1.465
   (loss)...........................
                                        --------   --------   --------  ---------  --------
     Total from investment
      operations ...................      2.122     (0.503)     1.219      0.988     2.384
                                        --------   --------   --------  ---------  --------
Less distributions:
  From net investment income .......     (0.840)    (0.811)    (0.842)    (1.070)   (1.039)
  In excess of net investment
   income ..........................      0.000     (0.019)    (0.010)     0.000     0.000
  From net realized gains on              0.000      0.000     (0.060)    (0.670)   (0.141)
   investments .....................
  In excess of net realized gains on
   investments .....................      0.000      0.000     (0.014)     0.000     0.000
                                        --------   --------   --------  ---------  --------
     Total distributions ...........     (0.840)    (0.830)    (0.926)    (1.740)   (1.180)
                                        --------   --------   --------  ---------  --------
Net asset value per share, end of
  year .............................    $13.001    $11.719    $13.052    $12.759   $13.511
                                        ========   ========   ========  =========  ========

Total return* ......................      18.24%     (3.80)%     9.68%      7.45%    19.43%
Net assets, end of year (000's) ....   $666,960   $561,704   $641,429  $530,880   $470,760

Ratio of total expenses to average
  net assets .......................       0.32%      0.33%      0.31%      0.31%     0.31%
Ratio of net investment income to
  average net assets ...............       6.97%      6.38%      6.47%      6.96%     6.98%
Portfolio turnover rate ............     113.72%     74.24%     56.37%     94.26%    97.82%

* The total return percentage does not reflect any separate account charges under variable annuity contracts.

Per share data calculated using weighted average number of shares outstanding throughout the year.


See Notes to Financial Statements.

Aetna Variable Encore Fund


Financial Highlights
Selected data for each share outstanding throughout each year:
-------------------------------------------------------------------------------




                                                     Year Ended December 31,
                                        ---------------------------------------------------
                                         1995       1994       1993       1992      1991
                                        --------   --------   --------  ---------  --------
Net asset value per share,
  beginning of year ................    $12.544    $12.535    $12.557    $12.628   $12.685
                                        --------   --------   --------  ---------  --------
Income from investment operations:
  Net investment income ............      0.755      0.526      0.397      0.502     0.795
  Net realized and unrealized gain
   (loss)...........................      0.009     (0.022)     0.001     (0.042)    0.033
                                        --------   --------   --------  ---------  --------
     Total from investment
      operations ...................      0.764      0.504      0.398      0.460     0.828
                                        --------   --------   --------  ---------  --------
Less distributions:
  From net investment income .......     (0.010)    (0.495)    (0.420)    (0.531)   (0.885)
                                        --------   --------   --------  ---------  --------
     Total distributions ...........     (0.010)    (0.495)    (0.420)    (0.531)   (0.885)
                                        --------   --------   --------  ---------  --------
Net asset value per share, end of
  year .............................    $13.298    $12.544    $12.535    $12.557   $12.628
                                        ========   ========   ========  =========  ========

Total return* ......................       6.05%      4.09%      3.19%      3.67%     6.53%
Net assets, end of year (000's) ....   $514,037   $483,039   $380,249   $461,991  $502,510

Ratio of total expenses to average
  net assets .......................       0.30%      0.32%      0.31%      0.37%     0.36%
Ratio of net investment income to
  average net assets ...............       5.82%      4.16%      3.14%      3.96%     6.09%

* The total return percentage does not reflect any separate account charges under variable annuity contracts.

Per share data calculated using weighted average number of shares outstanding throughout the year.


See Notes to Financial Statements.

Aetna Investment Advisers Fund, Inc.


Financial Highlights
Selected data for each share outstanding throughout each year:
-------------------------------------------------------------------------------




                                                      Year Ended December 31,
                                            -----------------------------------------------
                                             1995       1994      1993      1992     1991
                                            --------   -------   -------   -------  -------
Net asset value per share, beginning of
  year .................................    $12.226    $12.798   $12.066   $11.841  $10.467
                                            --------   -------   -------   -------  -------
Income from investment operations:
  Net investment income ................      0.539     0.480     0.441     0.450    0.560
  Net realized and unrealized gain            2.737    (0.532)    0.741     0.297    1.357
   (loss)...............................
                                            --------   -------   -------   -------  -------
     Total from investment operations ..      3.276    (0.052)    1.182     0.747    1.917
                                            --------   -------   -------   -------  -------
Less distributions:
  From net investment income ...........     (0.670)   (0.451)   (0.425)   (0.506)  (0.543)
  In excess of net investment income ...      0.000     0.000    (0.015)    0.000    0.000
  From net realized gains on                 (0.330)   (0.069)   (0.010)   (0.016)   0.000
   investments .........................
                                            --------   -------   -------   -------  -------
     Total distributions ...............     (1.000)   (0.520)   (0.450)   (0.522)  (0.543)
                                            --------   -------   -------   -------  -------
Net asset value per share, end of year .
                                            $14.502    $12.226   $12.798   $12.066  $11.841
                                            ========   =======   =======   =======  =======

Total return* ..........................      27.23%    (0.35)%    9.90%     6.39%   18.38%
Net assets, end of year (millions) .....     $1,196      $958      $920      $730     $456
Ratio of total expenses to average net         0.31%     0.32%     0.31%     0.32%    0.33%
  assets ...............................
Ratio of net investment income to              3.96%     3.83%     3.53%     4.05%    4.94%
  average net assets ...................
Portfolio turnover rate ................     141.21%   112.05%    24.71%    15.51%    6.60%

* The total return percentage does not reflect any separate account charges under variable annuity contracts.

Per share data calculated using weighted average number of shares outstanding throughout the year.


See Notes to Financial Statements.

                          Independent Auditors' Report



The Shareholders and Board of Trustees/Directors of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Investment Advisers Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund, Inc. (the Funds), including the portfolios of investments, as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund, Inc. as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.




                                                          KPMG Peat Marwick LLP


Hartford, Connecticut
February 16, 1996